UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00134

AB GLOBAL RISK ALLOCATION FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2017

Date of reporting period: November 30, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

NOV    11.30.17

ANNUAL REPORT

AB GLOBAL RISK ALLOCATION FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Global Risk Allocation Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

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ANNUAL REPORT

January 16, 2018

This report provides management’s discussion of fund performance for AB Global Risk Allocation Fund for the annual reporting period ended November 30, 2017.

The Fund’s investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2017 (unaudited)

	6 Months	12 Months
AB GLOBAL RISK ALLOCATION FUND[1]
Class A Shares	4.10%	12.21%
Class B Shares[2]	3.63%	11.27%
Class C Shares	3.69%	11.34%
Advisor Class Shares[3]	4.25%	12.53%
Class R Shares[3]	3.88%	11.84%
Class K Shares[3]	4.05%	12.15%
Class I Shares[3]	4.25%	12.60%
Primary Benchmark: MSCI World Index	9.55%	23.66%
Blended Benchmark: 60% MSCI World Index / 40% Bloomberg Barclays Global Aggregate Bond Index	6.66%	16.55%
Bloomberg Barclays Global Aggregate Bond Index	2.41%	6.53%

1	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2017, by 0.04% and 0.80%, respectively. Also includes the impact of proceeds received and credited to the Fund in connection with a third party regulatory settlement, which enhanced performance for the six- and 12-month periods ended November 30, 2017, by 0.02% and 0.02%, respectively. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

3	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index, and its blended benchmark, a 60% / 40% blend of MSCI World Index / Bloomberg Barclays Global Aggregate Bond Index, respectively, for the

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six- and 12-month periods ended November 30, 2017. The table also includes the individual performance of the Bloomberg Barclays Global Aggregate Bond Index.

During both periods, all share classes of the Fund underperformed the primary and blended benchmarks, before sales charges. The Fund is strategically diversified in multi-asset exposures and has lower equity exposure; therefore, it underperformed the 100% stock primary benchmark, as equity markets delivered strong performance.

During the 12-month period, global equity, credit, interest rate and inflation-sensitive exposures contributed to absolute returns, with equity exposure being the most significant contributor. For the six-month period, global equity and credit exposures, along with inflation-sensitive exposure contributed, while interest rate exposures detracted. The Fund’s active currency exposure also contributed for both periods.

Derivatives were used for hedging and investment purposes, including futures, interest rate swaps, credit default swaps, purchased and written options and written swaptions, which added to absolute returns during both periods; currency forwards added to returns for the six-month period and detracted during the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

The Fund’s Senior Investment Management Team uses proprietary quantitative signals along with fundamental research insights when allocating risk to equity, interest rate and inflation-sensitive assets. Over the 12-month period, the improvement in the economy and corporate earnings, gradual pace of US Federal Reserve interest rate increases and progress on the US tax cut plan supported equity market performance. The Fund maintained an overweight in risk allocation to global equity and benefited from this tilt, as equity markets continued to deliver strong positive returns. The Fund also benefited from a tactically maintained long exposure to emerging-market currencies.

Over the six-month period, the Fund continued to maintain an overweight to equity risk allocation, relative to the risk allocation to inflation-sensitive assets. Within equities, the Fund was overweight European and Japanese exposures relative to the US. The Fund maintained close to neutral risk allocation to interest rate duration exposure, and within interest rate allocation, was underweight to low interest rate countries. In currency exposures, the Fund maintained long emerging-market currency exposures against the euro, yen and G10 commodity currencies.

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INVESTMENT POLICIES

The Fund invests dynamically in a number of global asset classes, including equity/credit, fixed-income, and inflation-indexed instruments. In making decisions on the allocation of assets among asset classes, the Adviser will use a tail risk parity strategy. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material downside (“tail”) events. To execute this strategy, an average tail loss for each asset class is calculated based on historical market behavior and on a forward-looking basis through options prices. Fund assets are then allocated among asset classes so that each asset class will contribute equally to the expected tail loss of the Fund. This will generally result in the Fund having greater exposures to lower risk asset classes (such as fixed-income) than to higher risk asset classes. The Adviser will make frequent adjustments to the Fund’s asset class exposures based on these tail risk parity determinations.

The asset classes in which the Fund may invest include:

+	equity/credit: equity securities of all types and corporate fixed-income securities (regardless of credit quality, but subject to the limitations on high-yield securities set forth below)

+	fixed-income: fixed-income securities of the US and foreign governments and their agencies and instrumentalities

+	inflation-linked: global inflation-indexed securities (including Treasury inflation-protected securities)

The Fund’s investments within each asset class are generally index-based—typically, portfolios of individual securities intended to track the performance of the particular asset class and, primarily for certain types of assets such as credit assets, derivatives intended to track such performance. With respect to the inflation-indexed asset class, the Fund may also seek exposure, at times significantly, to commodities and commodities-related instruments and derivatives since these instruments are typically affected directly or indirectly by the level and change in inflation. Equity securities will comprise no more than 75% of the Fund’s investments. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may invest up to 20% of its assets in high-yield securities (securities rated below BBB- by S&P Global Ratings, Moody’s Investors Service, Inc., or Fitch Ratings, which are commonly known as “junk bonds”). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Fund’s investments in each asset class will generally be global in nature, and will generally include investments in both developed and

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(continued on next page)

emerging markets. The Fund typically invests at least 40% of its assets in securities of non-US companies and/or foreign countries and their agencies and instrumentalities unless conditions are not deemed favorable by the Adviser, in which case the Fund will invest at least 30% of its assets in such foreign securities.

Derivatives, particularly futures contracts and swaps, often provide more efficient and economical exposure to market segments than direct investments, and the Fund’s exposure to certain types of assets may at times be achieved partially or substantially through investment in derivatives. Derivatives transactions may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions, the Adviser will consider factors such as the risk and returns of these investments relative to direct investments and the cost of such transactions. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Fund’s assets may be held in cash or invested in cash equivalents to cover the Fund’s derivatives obligations, such as short-term US government and agency securities, repurchase agreements and money market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Fund’s aggregate exposure will substantially exceed its net assets (i.e., so that the Fund is effectively leveraged). Overall Fund exposure and the allocation to equity/credit will typically increase during bull markets, while overall exposure and allocation to equity/credit and inflation-indexed securities will typically decrease during bear markets. In addition, the Fund may at times invest in shares of exchange-traded funds in lieu of making direct investments in securities.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Global Risk Allocation (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest without limitation in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary.

(continued on next page)

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The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. To hedge all or a portion of its currency risk, the Fund may invest in currency-related derivatives, including forward currency exchange contracts.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI World Index and the Bloomberg Barclays Global Aggregate Bond Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The Bloomberg Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of investments among asset classes may have a significant effect on the Fund’s net asset value (“NAV”) when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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DISCLOSURES AND RISKS (continued)

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Below Investment Grade Securities Risk: Investments in fixed-income securities with ratings below investment-grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations hereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

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DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2007 TO 11/30/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Global Risk Allocation Fund Class A shares (from 11/30/2007 to 11/30/2017) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions. Prior to October 8, 2012, the Fund used a different strategy.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	12.21%	7.44%
5 Years	4.18%	3.28%
10 Years	3.57%	3.12%
CLASS B SHARES
1 Year	11.27%	7.27%
5 Years	3.39%	3.39%
10 Years[1]	2.95%	2.95%
CLASS C SHARES
1 Year	11.34%	10.34%
5 Years	3.41%	3.41%
10 Years	2.81%	2.81%
ADVISOR CLASS SHARES[2]
1 Year	12.53%	12.53%
5 Years	4.46%	4.46%
10 Years	3.86%	3.86%
CLASS R SHARES[2]
1 Year	11.84%	11.84%
5 Years	3.84%	3.84%
10 Years	3.27%	3.27%
CLASS K SHARES[2]
1 Year	12.15%	12.15%
5 Years	4.16%	4.16%
10 Years	3.58%	3.58%
CLASS I SHARES[2]
1 Year	12.60%	12.60%
5 Years	4.62%	4.62%
10 Years	4.02%	4.02%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.33%, 2.09%, 2.08%, 1.08%, 1.65%, 1.34% and 0.90% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	7.05%
5 Years	3.47%
10 Years	3.27%
CLASS B SHARES
1 Year	6.89%
5 Years	3.56%
10 Years[1]	3.08%
CLASS C SHARES
1 Year	9.94%
5 Years	3.59%
10 Years	2.96%
ADVISOR CLASS SHARES[2]
1 Year	12.06%
5 Years	4.64%
10 Years	4.00%
CLASS R SHARES[2]
1 Year	11.37%
5 Years	4.02%
10 Years	3.40%
CLASS K SHARES[2]
1 Year	11.70%
5 Years	4.34%
10 Years	3.72%
CLASS I SHARES[2]
1 Year	12.15%
5 Years	4.79%
10 Years	4.16%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,040.40	$6.55	1.28%	$6.60	1.29%
Hypothetical**	$1,000	$1,018.65	$6.48	1.28%	$6.53	1.29%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class B
Actual	$1,000	$1,036.30	$10.57	2.07%	$10.62	2.08%
Hypothetical**	$1,000	$1,014.69	$10.45	2.07%	$10.50	2.08%
Class C
Actual	$1,000	$1,036.90	$10.41	2.05%	$10.41	2.05%
Hypothetical**	$1,000	$1,014.71	$10.30	2.05%	$10.30	2.05%
Advisor Class
Actual	$1,000	$1,042.50	$5.27	1.03%	$5.33	1.04%
Hypothetical**	$1,000	$1,019.90	$5.22	1.03%	$5.27	1.04%
Class R
Actual	$1,000	$1,038.80	$8.29	1.63%	$8.29	1.63%
Hypothetical**	$1,000	$1,016.80	$8.20	1.63%	$8.20	1.63%
Class K
Actual	$1,000	$1,040.50	$6.75	1.32%	$6.80	1.33%
Hypothetical**	$1,000	$1,018.45	$6.68	1.32%	$6.73	1.33%
Class I
Actual	$1,000	$1,041.90	$5.02	0.98%	$5.02	0.98%
Hypothetical**	$1,000	$1,020.16	$4.96	0.98%	$4.96	0.98%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

November 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $281.8

1	All data are as of November 30, 2017. The Fund’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.3% or less in the following countries: Argentina, Austria, Belgium, Bermuda, Brazil, Chile, Colombia, Denmark, Finland, Ireland, Italy, Jersey (Channel Islands), Jordan, Luxembourg, Macau, Netherlands, New Zealand, Norway, Portugal, Singapore, South Africa, Turkey and United Arab Emirates.

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PORTFOLIO SUMMARY (continued)

November 30, 2017 (unaudited)

TEN LARGEST HOLDINGS1

Security	U.S. $ Value	Percent of Net Assets
U.S. Treasury Inflation Index	$130,521,869	46.3%
Japanese Government CPI Linked Bond Series 21	27,685,936	9.8
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C03, Class 2M2	8,754,954	3.1
Hersha Hospitality Trust	1,516,500	0.5
Pebblebrook Hotel Trust	1,486,535	0.5
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C03, Class 1M2	1,398,655	0.5
Mexico Government International Bond	1,233,287	0.5
Apartment Investment & Management Co.	1,130,640	0.4
Petrobras Global Finance BV	687,590	0.3
China Shenhua Energy Co., Ltd.	492,067	0.2
	$174,908,033	62.1%

1	Long-term investments.

16 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS

November 30, 2017

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 56.1%
Japan – 9.8%
Japanese Government CPI Linked Bond Series 21 0.10%, 3/10/26	JPY	2,965,786	$27,685,936

United States – 46.3%
U.S. Treasury Inflation Index (TIPS) 0.375%, 7/15/25(a)	U.S.$	105,018	104,345,556
0.375%, 1/15/27		26,664	26,176,313

Total Inflation-Linked Securities (cost $162,129,728)			158,207,805

		Shares
COMMON STOCKS – 24.1%
Financials – 4.6%
Banks – 1.8%
ABN AMRO Group NV (GDR)(b)		1,125	33,344
Agricultural Bank of China Ltd. – Class H		838,000	391,552
Aozora Bank Ltd.		500	19,468
Australia & New Zealand Banking Group Ltd.		886	19,239
Banco Bilbao Vizcaya Argentaria SA		3,189	27,340
Banco de Sabadell SA		16,035	32,345
Banco Santander SA		3,772	25,406
Bank of America Corp.		1,350	38,029
Bank of China Ltd. – Class H		709,000	346,489
Bank of Communications Co., Ltd. – Class H		451,000	335,437
Bank of East Asia Ltd. (The)		3,800	16,875
Bank of Ireland Group PLC(c)		2,334	18,207
Bank of Kyoto Ltd. (The)		400	20,470
Bank of Montreal		747	57,478
Bank of Nova Scotia (The)		862	54,460
Bank of Queensland Ltd.		2,070	20,745
Bankia SA		6,083	29,242
Bankinter SA		3,395	32,773
Barclays PLC		10,110	26,380
BB&T Corp.		899	44,429
Bendigo & Adelaide Bank Ltd.		1,883	16,675
BNP Paribas SA		331	25,061
BOC Hong Kong Holdings Ltd.		4,000	20,356
CaixaBank SA		4,609	21,902
Canadian Imperial Bank of Commerce/Canada		584	53,477
Chiba Bank Ltd. (The)		3,000	23,099

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 17

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

China CITIC Bank Corp., Ltd. – Class H	530,000	$343,717
China Construction Bank Corp. – Class H	465,000	407,917
China Everbright Bank Co., Ltd. – Class H	690,000	321,247
China Minsheng Banking Corp., Ltd. – Class H	354,500	357,706
Chugoku Bank Ltd. (The)	1,200	15,716
CIT Group, Inc.	697	34,738
Citigroup, Inc.	564	42,582
Citizens Financial Group, Inc.	745	30,322
Comerica, Inc.	403	33,574
Commerzbank AG(c)	2,045	29,698
Commonwealth Bank of Australia	310	18,796
Concordia Financial Group Ltd.	3,600	19,824
Credit Agricole SA	1,641	27,649
Danske Bank A/S	858	32,030
DBS Group Holdings Ltd.	1,100	20,034
DNB ASA	1,818	33,115
Erste Group Bank AG(c)	821	35,935
Fifth Third Bancorp	1,167	35,605
First Republic Bank/CA	402	38,407
Fukuoka Financial Group, Inc.	4,000	20,810
Hachijuni Bank Ltd. (The)	2,900	16,639
Hang Seng Bank Ltd.	1,100	27,261
Hiroshima Bank Ltd. (The)	2,000	15,828
HSBC Holdings PLC	5,317	52,983
Huntington Bancshares, Inc./OH	2,387	34,373
ING Groep NV	1,574	28,442
Intesa Sanpaolo SpA	7,713	25,987
Intesa Sanpaolo SpA – RSP	10,090	32,260
Japan Post Bank Co., Ltd.	1,400	17,839
JPMorgan Chase & Co.	448	46,825
KBC Group NV	411	33,703
KeyCorp	1,685	31,981
Kyushu Financial Group, Inc.	2,700	16,048
Lloyds Banking Group PLC	36,308	32,403
M&T Bank Corp.	381	64,370
Mebuki Financial Group, Inc.	4,400	18,570
Mitsubishi UFJ Financial Group, Inc.	2,500	17,820
Mizuho Financial Group, Inc.	9,000	16,371
National Australia Bank Ltd.	869	19,523
National Bank of Canada	1,132	55,777
Nordea Bank AB	3,090	36,235
Oversea-Chinese Banking Corp., Ltd.	2,279	21,094
People’s United Financial, Inc.	2,269	43,156
PNC Financial Services Group, Inc. (The)	291	40,903
Raiffeisen Bank International AG(c)	1,044	36,902
Regions Financial Corp.	1,804	29,928
Resona Holdings, Inc.	2,200	11,714

18 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Royal Bank of Canada	718	$56,125
Royal Bank of Scotland Group PLC(c)	6,922	25,883
Seven Bank Ltd.	4,800	16,165
Shinsei Bank Ltd.	1,000	16,073
Shizuoka Bank Ltd. (The)	2,000	19,784
Signature Bank/New York NY(c)	215	29,515
Skandinaviska Enskilda Banken AB – Class A	3,315	39,399
Societe Generale SA	422	21,236
Standard Chartered PLC(c)	2,940	29,332
Sumitomo Mitsui Financial Group, Inc.	500	20,386
Sumitomo Mitsui Trust Holdings, Inc.	400	14,880
SunTrust Banks, Inc.	583	35,930
Suruga Bank Ltd.	800	17,268
Svenska Handelsbanken AB – Class A	2,923	39,988
Swedbank AB – Class A	1,696	40,559
Toronto-Dominion Bank (The)	1,045	59,323
UniCredit SpA(c)	1,079	21,753
United Overseas Bank Ltd.	1,000	19,477
US Bancorp	800	44,120
Wells Fargo & Co.	690	38,964
Westpac Banking Corp.	832	19,964
Yamaguchi Financial Group, Inc.	2,000	23,977

		5,124,736

Capital Markets – 0.9%
3i Group PLC	4,463	54,436
Affiliated Managers Group, Inc.	225	44,701
Ameriprise Financial, Inc.	250	40,807
ASX Ltd.	592	25,702
Bank of New York Mellon Corp. (The)	853	46,693
BlackRock, Inc. – Class A	109	54,630
Brookfield Asset Management, Inc. – Class A	1,245	51,744
Charles Schwab Corp. (The)	729	35,568
CI Financial Corp.	2,261	51,086
CITIC Securities Co., Ltd. – Class H	161,000	350,159
CME Group, Inc. – Class A	377	56,377
Credit Suisse Group AG (REG)(c)	1,310	22,230
Daiwa Securities Group, Inc.	2,000	12,513
Deutsche Bank AG (REG)	1,113	20,991
Deutsche Boerse AG	355	40,290
E*TRADE Financial Corp.(c)	742	35,720
Eaton Vance Corp.	655	36,208
Franklin Resources, Inc.	837	36,284
Goldman Sachs Group, Inc. (The)	162	40,118
Haitong Securities Co., Ltd. – Class H	198,800	298,035
Hargreaves Lansdown PLC	1,868	40,482
Hong Kong Exchanges & Clearing Ltd.	900	27,214
IGM Financial, Inc.	1,289	44,540

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Intercontinental Exchange, Inc.	727	$51,944
Invesco Ltd.	1,109	40,113
Investec PLC	4,737	33,165
Japan Exchange Group, Inc.	1,100	20,329
Julius Baer Group Ltd.(c)	634	37,283
London Stock Exchange Group PLC	1,249	63,857
Macquarie Group Ltd.	261	19,584
Moody’s Corp.	325	49,341
Morgan Stanley	735	37,933
MSCI, Inc. – Class A	361	46,461
Nasdaq, Inc.	753	59,607
Natixis SA	3,393	27,506
Nomura Holdings, Inc.	2,100	12,698
Northern Trust Corp.	412	40,285
Partners Group Holding AG	68	46,831
Raymond James Financial, Inc.	418	36,909
S&P Global, Inc.	311	51,464
SBI Holdings, Inc./Japan	1,300	23,276
Schroders PLC	944	44,051
SEI Investments Co.	695	48,900
Singapore Exchange Ltd.	3,300	18,397
St James’s Place PLC	2,130	34,982
State Street Corp.	421	40,142
T. Rowe Price Group, Inc.	627	64,531
TD Ameritrade Holding Corp.	771	39,452
Thomson Reuters Corp.	1,197	52,718
UBS Group AG(c)	1,814	31,379

		2,539,666

Consumer Finance – 0.1%
Acom Co., Ltd.(c)	4,000	16,727
AEON Financial Service Co., Ltd.	800	17,813
Ally Financial, Inc.	1,228	32,984
American Express Co.	516	50,418
Capital One Financial Corp.	376	34,592
Credit Saison Co., Ltd.	900	17,349
Discover Financial Services	568	40,101
Navient Corp.	1,339	16,885
Provident Financial PLC	801	9,479
Synchrony Financial	1,033	37,074

		273,422

Diversified Financial Services – 0.3%
AMP Ltd.	3,999	15,556
Berkshire Hathaway, Inc. – Class B(c)	231	44,585
Challenger Ltd./Australia	1,797	19,149
Element Fleet Management Corp.	3,194	24,088
Eurazeo SA	577	50,755

20 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

EXOR NV	480	$29,071
First Pacific Co., Ltd./Hong Kong	22,000	16,450
Groupe Bruxelles Lambert SA	600	64,593
IHS Markit Ltd.(c)	1,109	49,484
Industrivarden AB – Class C	1,828	44,578
Investor AB – Class B	902	42,173
Kinnevik AB	1,368	43,907
L E Lundbergforetagen AB – Class B	428	31,410
Leucadia National Corp.	1,464	38,518
Mitsubishi UFJ Lease & Finance Co., Ltd.	3,500	20,054
Onex Corp.	648	46,857
ORIX Corp.	1,000	17,324
Pargesa Holding SA	691	59,429
Standard Life Aberdeen PLC	13,478	78,475
Voya Financial, Inc.	775	34,255
Wendel SA	294	49,465

		820,176

Insurance – 1.4%
Admiral Group PLC	1,243	32,340
Aegon NV	4,545	28,233
Aflac, Inc.	694	60,822
Ageas	832	40,916
AIA Group Ltd.	2,400	19,555
Alleghany Corp.(c)	66	38,597
Allianz SE (REG)	222	52,431
Allstate Corp. (The)	643	66,010
American International Group, Inc.	720	43,171
Aon PLC	435	60,996
Arch Capital Group Ltd.(c)	593	56,151
Arthur J Gallagher & Co.	958	63,065
Assicurazioni Generali SpA	1,915	35,057
Assurant, Inc.	420	42,365
Aviva PLC	5,185	35,769
Axis Capital Holdings Ltd.	710	37,197
Baloise Holding AG (REG)	288	44,419
Brighthouse Financial, Inc.(c)	60	3,527
China Life Insurance Co., Ltd. – Class H	88,000	288,153
Chubb Ltd.	371	56,433
Cincinnati Financial Corp.	705	52,685
CNP Assurances	1,623	36,458
Dai-ichi Life Holdings, Inc.	1,000	20,606
Direct Line Insurance Group PLC	8,791	43,507
Everest Re Group Ltd.	214	46,994
Fairfax Financial Holdings Ltd.	85	46,711
FNF Group	1,183	47,864
Gjensidige Forsikring ASA	2,409	43,708
Great-West Lifeco, Inc.	2,017	54,890

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hannover Rueck SE (REG)	383	$50,410
Hartford Financial Services Group, Inc. (The)	878	50,432
Industrial Alliance Insurance & Financial Services, Inc.	1,008	47,011
Insurance Australia Group Ltd.	3,856	21,026
Intact Financial Corp.	960	80,541
Japan Post Holdings Co., Ltd.	1,600	18,447
Legal & General Group PLC	13,473	48,722
Lincoln National Corp.	446	34,141
Loews Corp.	1,014	50,984
Manulife Financial Corp.	2,171	45,619
Mapfre SA	8,898	29,933
Markel Corp.(c)	39	43,169
Marsh & McLennan Cos., Inc.	753	63,199
Medibank Pvt Ltd.	7,758	19,253
MetLife, Inc.	661	35,483
MS&AD Insurance Group Holdings, Inc.	400	13,090
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	212	47,245
New China Life Insurance Co., Ltd. – Class H	74,000	473,660
NN Group NV	985	43,185
Old Mutual PLC	9,763	26,081
Poste Italiane SpA(b)	5,111	37,322
Power Corp. of Canada	1,760	44,595
Power Financial Corp.	1,872	51,293
Principal Financial Group, Inc.	589	41,695
Progressive Corp. (The)	1,147	60,998
Prudential Financial, Inc.	336	38,922
Prudential PLC	1,555	39,089
QBE Insurance Group Ltd.	1,386	11,233
Reinsurance Group of America, Inc. – Class A	376	60,931
RenaissanceRe Holdings Ltd.	388	51,468
RSA Insurance Group PLC	5,407	44,512
Sampo Oyj – Class A	886	46,801
SCOR SE	791	32,216
Sompo Holdings, Inc.	400	16,220
Sony Financial Holdings, Inc.	1,072	18,232
Sun Life Financial, Inc.	1,344	53,108
Suncorp Group Ltd.	1,549	16,884
Swiss Life Holding AG(c)	132	44,395
Swiss Re AG	469	44,035
T&D Holdings, Inc.	1,250	20,684
Tokio Marine Holdings, Inc.	400	17,742
Torchmark Corp.	598	53,132
Travelers Cos., Inc. (The)	464	62,905
Trisura Group Ltd.(c)	7	144
Tryg A/S	1,864	45,325

22 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

UnipolSai Assicurazioni SpA	12,165	$28,532
Unum Group	830	46,995
Willis Towers Watson PLC	352	56,602
WR Berkley Corp.	735	50,803
XL Group Ltd.	1,187	46,079
Zurich Insurance Group AG	154	46,610

		3,969,763

Mortgage Real Estate Investment Trusts (REITs) – 0.1%
AGNC Investment Corp.	2,408	47,919
Annaly Capital Management, Inc.	3,658	42,689

		90,608

Thrifts & Mortgage Finance – 0.0%
New York Community Bancorp, Inc.	3,312	44,182

		12,862,553

Information Technology – 2.9%
Communications Equipment – 0.2%
Cisco Systems, Inc.	2,148	80,120
F5 Networks, Inc.(c)	462	62,000
Harris Corp.	675	97,538
Juniper Networks, Inc.	2,077	57,658
Motorola Solutions, Inc.	840	79,052
Nokia Oyj	5,115	25,595
Palo Alto Networks, Inc.(c)	297	43,288
Telefonaktiebolaget LM Ericsson – Class B	4,594	28,923

		474,174

Electronic Equipment, Instruments & Components – 0.4%
Alps Electric Co., Ltd.	500	16,068
Amphenol Corp. – Class A	1,084	98,199
Arrow Electronics, Inc.(c)	775	62,566
Avnet, Inc.	1,566	64,848
CDW Corp./DE	1,016	71,130
Corning, Inc.	2,176	70,481
Flex Ltd.(c)	3,294	59,523
FLIR Systems, Inc.	1,824	84,962
Hamamatsu Photonics KK	600	20,707
Hexagon AB – Class B	836	41,110
Hirose Electric Co., Ltd.	100	14,956
Hitachi High-Technologies Corp.	500	20,843
Hitachi Ltd.	4,000	29,971
Ingenico Group SA	325	34,057
Keyence Corp.	100	58,189
Kyocera Corp.	400	28,267
Murata Manufacturing Co., Ltd.	100	13,619

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Nippon Electric Glass Co., Ltd.	400	$15,618
Omron Corp.	500	29,634
Shimadzu Corp.	1,100	26,337
TDK Corp.	300	24,743
TE Connectivity Ltd.	878	82,918
Trimble, Inc.(c)	1,320	55,427
Yaskawa Electric Corp.	1,000	44,584
Yokogawa Electric Corp.	1,200	22,253

		1,091,010

Internet Software & Services – 0.3%
Akamai Technologies, Inc.(c)	806	44,959
Alphabet, Inc. – Class A(c)	78	80,821
Alphabet, Inc. – Class C(c)	76	77,627
Cars.com, Inc.(c)(d)	283	6,860
CoStar Group, Inc.(c)	287	87,526
DeNA Co., Ltd.	600	13,624
eBay, Inc.(c)	1,712	59,355
Facebook, Inc. – Class A(c)	387	68,569
Kakaku.com, Inc.	1,400	22,211
MercadoLibre, Inc.	134	36,869
Mixi, Inc.	300	13,974
REA Group Ltd.	310	18,613
Twitter, Inc.(c)	1,866	38,402
United Internet AG	623	42,047
VeriSign, Inc.(c)(d)	824	94,843
Yahoo Japan Corp.(c)	4,600	21,120
Zillow Group, Inc. – Class C(c)(d)	848	34,802

		762,222

IT Services – 0.7%
Accenture PLC – Class A	613	90,730
Alliance Data Systems Corp.	215	51,443
Amadeus IT Group SA – Class A	787	56,753
Atos SE	247	36,485
Automatic Data Processing, Inc.	831	95,116
Black Knight, Inc.(c)	362	16,254
Broadridge Financial Solutions, Inc.	1,174	105,965
Capgemini SE	360	41,462
CGI Group, Inc. – Class A(c)	1,595	84,179
Cognizant Technology Solutions Corp. – Class A	1,099	79,436
Computershare Ltd.	1,857	23,316
DXC Technology Co.	635	61,049
Fidelity National Information Services, Inc.	969	91,406
First Data Corp. – Class A(c)	3,401	55,946
Fiserv, Inc.(c)	669	87,940
FleetCor Technologies, Inc.(c)	249	45,286
Fujitsu Ltd.	2,000	14,985

24 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Gartner, Inc.(c)	575	$69,512
Global Payments, Inc.	567	57,017
International Business Machines Corp.	502	77,293
Mastercard, Inc. – Class A	649	97,655
Nomura Research Institute Ltd.	700	31,805
NTT Data Corp.	2,000	23,594
Obic Co., Ltd.	300	20,846
Otsuka Corp.	300	22,453
Paychex, Inc.	1,472	99,080
PayPal Holdings, Inc.(c)	1,263	95,647
Sabre Corp.	2,420	48,182
Total System Services, Inc.	1,066	79,268
Vantiv, Inc. – Class A(c)	1,056	79,200
Visa, Inc. – Class A	718	80,840
Western Union Co. (The) – Class W	3,117	61,374
Worldpay Group PLC(b)	9,043	51,618

		2,033,135

Semiconductors & Semiconductor Equipment – 0.4%
Advanced Micro Devices, Inc.(c)(d)	2,015	21,943
Analog Devices, Inc.	607	52,269
Applied Materials, Inc.	967	51,029
ASM Pacific Technology Ltd.	1,400	20,221
ASML Holding NV	269	47,205
Broadcom Ltd.	205	56,978
Infineon Technologies AG	1,599	44,186
Intel Corp.	1,884	84,478
KLA-Tencor Corp.	609	62,264
Lam Research Corp.	384	73,855
Marvell Technology Group Ltd.	2,554	57,056
Maxim Integrated Products, Inc.	1,384	72,425
Microchip Technology, Inc.	789	68,635
Micron Technology, Inc.(c)	1,172	49,681
NVIDIA Corp.	256	51,382
NXP Semiconductors NV(c)	516	58,509
Qorvo, Inc.(c)	444	34,001
QUALCOMM, Inc.	984	65,278
Rohm Co., Ltd.	200	20,612
Skyworks Solutions, Inc.	431	45,143
STMicroelectronics NV	1,365	30,892
Texas Instruments, Inc.	847	82,405
Tokyo Electron Ltd.	100	18,605
Xilinx, Inc.	811	56,373

		1,225,425

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Software – 0.7%
Activision Blizzard, Inc.	841	$52,478
Adobe Systems, Inc.(c)	449	81,480
ANSYS, Inc.(c)	635	94,101
Autodesk, Inc.(c)	395	43,332
CA, Inc.	2,135	70,604
Cadence Design Systems, Inc.(c)	1,796	78,862
CDK Global, Inc.	1,015	70,126
Citrix Systems, Inc.(c)	604	52,929
Constellation Software, Inc./Canada	106	62,087
Dassault Systemes SE	646	69,401
Dell Technologies, Inc. – Class V(c)	758	59,306
Electronic Arts, Inc.(c)	495	52,643
Fortinet, Inc.(c)	1,023	43,027
Gemalto NV	365	13,849
Intuit, Inc.	570	89,615
Konami Holdings Corp.	400	21,188
LINE Corp.(c)	600	25,754
Micro Focus International PLC (Sponsored ADR)(c)	417	13,970
Microsoft Corp.	995	83,749
Mobileye NV(c)(d)	315	19,787
Nexon Co., Ltd.(c)	1,100	31,806
Nintendo Co., Ltd.	100	40,778
Nuance Communications, Inc.(c)	2,749	42,720
Open Text Corp.	1,658	54,078
Oracle Corp.	1,536	75,356
Oracle Corp. Japan	400	35,654
Red Hat, Inc.(c)	568	72,000
Sage Group PLC (The)	5,404	56,600
salesforce.com, Inc.(c)	534	55,707
SAP SE	466	52,682
ServiceNow, Inc.(c)	428	52,644
Splunk, Inc.(c)	575	46,052
Symantec Corp.	1,835	53,160
Synopsys, Inc.(c)	974	88,030
Trend Micro, Inc./Japan	400	22,706
VMware, Inc. – Class A(c)(d)	527	63,298
Workday, Inc. – Class A(c)	384	39,552

		1,981,111

Technology Hardware, Storage & Peripherals – 0.2%
Apple, Inc.	407	69,943
BlackBerry Ltd.(c)	2,745	29,617
Brother Industries Ltd.	900	22,381
Canon, Inc.	900	34,520
FUJIFILM Holdings Corp.	600	24,581

26 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hewlett Packard Enterprise Co.	3,043	$42,450
HP, Inc.	2,579	55,320
Konica Minolta, Inc.	2,400	23,574
NEC Corp.	700	18,741
NetApp, Inc.	1,082	61,144
Ricoh Co., Ltd.	2,300	20,486
Seagate Technology PLC	978	37,712
Seiko Epson Corp.	900	21,917
Western Digital Corp.	465	36,670
Xerox Corp.	1,717	50,926

		549,982

		8,117,059

Industrials – 2.5%
Aerospace & Defense – 0.3%
Airbus SE	181	18,835
Arconic, Inc.	824	20,279
BAE Systems PLC	2,639	19,652
Boeing Co. (The)	219	60,619
Bombardier, Inc. – Class B(c)	7,317	17,014
CAE, Inc.	2,809	49,598
Cobham PLC(c)	9,287	15,951
Dassault Aviation SA	11	16,885
General Dynamics Corp.	241	49,926
Huntington Ingalls Industries, Inc.	180	43,501
L3 Technologies, Inc.	265	52,626
Leonardo SpA	684	8,177
Lockheed Martin Corp.	198	63,186
Meggitt PLC	2,664	17,462
Northrop Grumman Corp.	198	60,865
Raytheon Co.	297	56,772
Rockwell Collins, Inc.	452	59,804
Rolls-Royce Holdings PLC(c)	1,271	14,741
Safran SA	174	18,542
Singapore Technologies Engineering Ltd.	4,200	10,193
Textron, Inc.	720	40,111
Thales SA	192	19,405
TransDigm Group, Inc.	93	26,392
United Technologies Corp.	418	50,766
Zodiac Aerospace	368	10,817

		822,119

Air Freight & Logistics – 0.1%
Bollore SA	3,319	17,627
CH Robinson Worldwide, Inc.	534	46,271
Deutsche Post AG (REG)	500	23,800
Expeditors International of Washington, Inc.	744	48,196
FedEx Corp.	189	43,746

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Kuehne & Nagel International AG (REG)	139	$24,436
Royal Mail PLC	3,581	21,423
United Parcel Service, Inc. – Class B	471	57,203
Yamato Holdings Co., Ltd.	400	8,150

		290,852

Airlines – 0.1%
American Airlines Group, Inc.	507	25,598
ANA Holdings, Inc.	400	16,004
Cathay Pacific Airways Ltd.(c)	8,000	12,290
Delta Air Lines, Inc.	566	29,953
Deutsche Lufthansa AG (REG)	656	22,572
easyJet PLC	784	14,907
International Consolidated Airlines Group SA	1,885	15,559
Japan Airlines Co., Ltd.	400	14,675
Qantas Airways Ltd.	2,474	10,673
Singapore Airlines Ltd.	1,500	11,968
Southwest Airlines Co.	528	32,034
United Continental Holdings, Inc.(c)	315	19,946

		226,179

Building Products – 0.1%
AO Smith Corp.	711	45,092
Asahi Glass Co., Ltd.	200	8,374
Assa Abloy AB – Class B	848	17,212
Cie de Saint-Gobain	254	14,477
Daikin Industries Ltd.	100	11,553
Fortune Brands Home & Security, Inc.	681	46,594
Geberit AG (REG)	50	21,766
Johnson Controls International PLC	1,024	38,543
LIXIL Group Corp.	400	10,560
Masco Corp.	1,061	45,528
TOTO Ltd.	300	16,744

		276,443

Commercial Services & Supplies – 0.2%
Babcock International Group PLC	1,434	13,518
Brambles Ltd.	1,685	13,083
Cintas Corp.	386	60,772
Dai Nippon Printing Co., Ltd.	500	10,963
Edenred	463	13,236
G4S PLC	3,969	13,768
ISS A/S	413	15,604
Park24 Co., Ltd.	400	9,845
Republic Services, Inc. – Class A	966	62,732
Secom Co., Ltd.	200	14,980
Securitas AB – Class B	1,405	24,691
Societe BIC SA	160	18,564
Sohgo Security Services Co., Ltd.	200	11,128

28 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Stericycle, Inc.(c)	372	$24,667
Toppan Printing Co., Ltd.	1,000	9,338
Waste Connections, Inc.	891	61,328
Waste Management, Inc.	916	75,341

		453,558

Construction & Engineering – 0.4%
ACS Actividades de Construccion y Servicios SA	436	16,848
Boskalis Westminster	549	20,277
Bouygues SA	319	16,489
China Communications Construction Co., Ltd. – Class H	248,000	277,261
China Railway Construction Corp., Ltd. – Class H	224,500	266,536
China Railway Group Ltd. – Class H	360,000	269,849
CIMIC Group Ltd.	319	12,410
Eiffage SA	192	21,047
Ferrovial SA	951	20,950
Fluor Corp.	716	34,662
HOCHTIEF AG	79	13,901
Jacobs Engineering Group, Inc.	615	40,362
JGC Corp.	700	12,214
Kajima Corp.	2,000	21,061
Obayashi Corp.	1,000	12,982
Orascom Construction Ltd.(c)	173	1,315
Shimizu Corp.	1,000	11,148
Skanska AB – Class B	763	16,760
SNC-Lavalin Group, Inc.	1,097	47,846
Taisei Corp.	400	21,068
Vinci SA	175	17,877

		1,172,863

Electrical Equipment – 0.1%
ABB Ltd. (REG)	788	20,231
Acuity Brands, Inc.	140	23,999
AMETEK, Inc.	672	48,848
Eaton Corp. PLC	547	42,546
Emerson Electric Co.	688	44,596
Fuji Electric Co., Ltd.	2,000	14,181
Legrand SA	296	22,155
Mabuchi Motor Co., Ltd.	200	10,742
Mitsubishi Electric Corp.	700	11,630
Nidec Corp.	100	13,661
OSRAM Licht AG	209	17,937
Prysmian SpA	537	17,886
Rockwell Automation, Inc.	235	45,374
Schneider Electric SE (Paris)(c)	198	17,016
Sensata Technologies Holding NV(c)	858	42,857
Vestas Wind Systems A/S	152	9,692

		403,351

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.1%
3M Co.	284	$69,052
CK Hutchison Holdings Ltd.	1,184	14,940
DCC PLC	173	16,757
General Electric Co.	1,596	29,191
Honeywell International, Inc.	378	58,953
Jardine Matheson Holdings Ltd.	200	12,496
Jardine Strategic Holdings Ltd.	300	12,450
Keihan Holdings Co., Ltd.	400	11,877
Keppel Corp., Ltd.	2,400	13,650
NWS Holdings Ltd.	5,257	9,584
Roper Technologies, Inc.	184	49,167
Seibu Holdings, Inc.	600	10,871
Sembcorp Industries Ltd.	4,900	11,118
Siemens AG (REG)	118	16,041
Smiths Group PLC	1,381	27,700
Toshiba Corp.(c)	2,000	4,930

		368,777

Machinery – 0.5%
AGCO Corp.	496	35,107
Alfa Laval AB	849	20,092
Alstom SA	518	21,362
Amada Holdings Co., Ltd.	900	12,033
ANDRITZ AG	354	19,802
Atlas Copco AB – Class A	436	18,744
Atlas Copco AB – Class B	520	20,008
Caterpillar, Inc.	323	45,592
CNH Industrial NV	1,193	15,491
Cummins, Inc.	221	36,995
Deere & Co.	289	43,310
Dover Corp.	428	41,820
FANUC Corp.	100	25,010
Flowserve Corp.	599	25,505
Fortive Corp.	674	50,314
GEA Group AG	378	18,281
Hino Motors Ltd.	900	11,117
Hitachi Construction Machinery Co., Ltd.	400	13,320
Hoshizaki Corp.	100	9,532
IHI Corp.	200	6,239
Illinois Tool Works, Inc.	349	59,068
IMI PLC	1,187	20,162
Ingersoll-Rand PLC	469	41,094
JTEKT Corp.	700	12,120
Kawasaki Heavy Industries Ltd.	300	10,011
Komatsu Ltd.	400	12,538
Kone Oyj – Class B	326	16,778
Kubota Corp.	700	13,325

30 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Kurita Water Industries Ltd.	400	$12,578
Makita Corp.	300	12,438
MAN SE	62	6,963
Metso Oyj	392	13,821
Middleby Corp. (The)(c)	251	32,008
MINEBEA MITSUMI, Inc.	500	9,972
Mitsubishi Heavy Industries Ltd.	300	11,160
Nabtesco Corp.	400	15,730
NGK Insulators Ltd.	600	11,522
NSK Ltd.	600	9,153
PACCAR, Inc.	502	35,306
Parker-Hannifin Corp.	211	39,560
Pentair PLC	481	34,228
Sandvik AB	907	15,593
Schindler Holding AG	78	17,665
Schindler Holding AG (REG)	81	18,048
SKF AB – Class B	706	15,984
Snap-on, Inc.	233	39,477
Stanley Black & Decker, Inc.	329	55,808
Sumitomo Heavy Industries Ltd.	400	16,458
THK Co., Ltd.	400	14,795
Volvo AB – Class B	910	17,345
WABCO Holdings, Inc.(c)	273	40,800
Wabtec Corp./DE	449	34,528
Wartsila Oyj Abp	244	16,118
Weir Group PLC (The)	503	13,365
Xylem, Inc./NY	796	55,195
Yangzijiang Shipbuilding Holdings Ltd.	12,600	14,730
Zardoya Otis SA	1,731	19,346

		1,324,464

Marine – 0.0%
AP Moller – Maersk A/S – Class A	10	17,172
AP Moller – Maersk A/S – Class B	9	16,226
Mitsui OSK Lines Ltd.	300	9,720
Nippon Yusen KK(c)	500	11,749

		54,867

Professional Services – 0.2%
Adecco Group AG (REG)	233	17,639
Bureau Veritas SA	963	25,512
Capita PLC	1,612	10,177
Dun & Bradstreet Corp. (The)	311	38,287
Equifax, Inc.	383	43,708
Experian PLC	1,125	23,408
Intertek Group PLC	254	17,974
ManpowerGroup, Inc.	340	43,826
Nielsen Holdings PLC	827	30,367

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Randstad Holding NV	258	$15,869
Recruit Holdings Co., Ltd.	600	14,138
RELX NV	1,139	26,046
RELX PLC	1,122	26,214
Robert Half International, Inc.	701	39,985
SEEK Ltd.	867	12,210
SGS SA (REG)	10	24,764
Verisk Analytics, Inc. – Class A(c)	637	61,420
Wolters Kluwer NV	490	25,372

		496,916

Road & Rail – 0.2%
AMERCO	94	34,843
Aurizon Holdings Ltd.	2,894	11,644
Canadian National Railway Co. (Toronto)	661	51,598
Canadian Pacific Railway Ltd.	280	49,005
Central Japan Railway Co.	84	15,571
ComfortDelGro Corp., Ltd.	6,300	9,375
CSX Corp.	526	29,324
DSV A/S	295	22,719
East Japan Railway Co.	200	19,379
Hankyu Hanshin Holdings, Inc.	300	11,648
JB Hunt Transport Services, Inc.	438	48,679
Kansas City Southern	333	37,343
Keikyu Corp.	500	9,681
Keio Corp.	200	8,849
Keisei Electric Railway Co., Ltd.	400	12,846
Kintetsu Group Holdings Co., Ltd.	300	11,774
MTR Corp., Ltd.	3,000	17,687
Nagoya Railroad Co., Ltd.	400	9,765
Nippon Express Co., Ltd.	200	12,745
Norfolk Southern Corp.	311	43,114
Odakyu Electric Railway Co., Ltd.	600	12,772
Tobu Railway Co., Ltd.	400	12,764
Tokyu Corp.	1,000	15,996
Union Pacific Corp.	324	40,986
West Japan Railway Co.	218	16,049

		566,156

Trading Companies & Distributors – 0.1%
AerCap Holdings NV(c)	317	16,475
Ashtead Group PLC	560	14,390
Brenntag AG	322	20,062
Bunzl PLC	677	19,372
Fastenal Co.	755	39,554
Ferguson PLC	313	22,570
Finning International, Inc.	1,846	44,227
ITOCHU Corp.	1,000	17,384

32 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Marubeni Corp.	2,200	$14,686
MISUMI Group, Inc.	500	14,657
Mitsubishi Corp.	600	15,090
Mitsui & Co., Ltd.	1,100	16,778
Rexel SA	970	17,873
Sumitomo Corp.	1,000	15,598
Toyota Tsusho Corp.	400	15,128
Travis Perkins PLC	782	17,016
United Rentals, Inc.(c)	195	31,099
WW Grainger, Inc.	196	43,377

		395,336

Transportation Infrastructure – 0.1%
Abertis Infraestructuras SA	1,446	32,261
Aena SME SA(b)	131	26,046
Aeroports de Paris	132	25,177
Atlantia SpA	613	20,378
Auckland International Airport Ltd.	2,334	10,178
Fraport AG Frankfurt Airport Services Worldwide	264	26,318
Groupe Eurotunnel SE (REG)	1,705	22,668
Hutchison Port Holdings Trust – Class U	27,300	11,634
Japan Airport Terminal Co., Ltd.	300	11,246
Kamigumi Co., Ltd.	500	11,028
Macquarie Infrastructure Corp.	570	38,065
Mitsubishi Logistics Corp.	500	13,420
SATS Ltd.	2,900	11,376
Sydney Airport	2,782	15,647
Transurban Group	1,567	14,911

		290,353

		7,142,234

Consumer Staples – 2.3%
Beverages – 0.4%
Anheuser-Busch InBev SA/NV	336	38,493
Asahi Group Holdings Ltd.	900	45,731
Brown-Forman Corp. – Class B	1,243	74,331
Carlsberg A/S – Class B	434	51,487
Coca-Cola Amatil Ltd.	5,133	30,937
Coca-Cola Bottlers Japan, Inc.	1,200	45,667
Coca-Cola Co. (The)	2,349	107,514
Coca-Cola European Partners PLC	1,012	39,388
Coca-Cola HBC AG(c)	1,304	41,778
Constellation Brands, Inc. – Class A	321	69,846
Diageo PLC	1,525	52,725
Dr Pepper Snapple Group, Inc.	924	83,336
Heineken Holding NV	450	43,325
Heineken NV	502	51,099
Kirin Holdings Co., Ltd.	1,800	42,132

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Molson Coors Brewing Co. – Class B	775	$60,528
Monster Beverage Corp.(c)	1,264	79,215
PepsiCo, Inc.	845	98,459
Pernod Ricard SA	347	54,083
Remy Cointreau SA	337	44,809
Suntory Beverage & Food Ltd.	800	34,624
Treasury Wine Estates Ltd.	645	7,735

		1,197,242

Food & Staples Retailing – 0.6%
Aeon Co., Ltd.	2,800	45,573
Alimentation Couche-Tard, Inc. – Class B	1,687	86,027
Carrefour SA	1,249	26,199
Casino Guichard Perrachon SA	448	27,246
Colruyt SA	915	48,502
Costco Wholesale Corp.	505	93,137
CVS Health Corp.	854	65,416
Distribuidora Internacional de Alimentacion SA	6,300	29,646
Empire Co., Ltd. – Class A	3,731	71,777
FamilyMart UNY Holdings Co., Ltd.	600	40,525
George Weston Ltd.	1,022	87,066
ICA Gruppen AB	1,334	48,288
J Sainsbury PLC	10,711	33,632
Jean Coutu Group PJC, Inc. (The) – Class A	4,420	84,210
Jeronimo Martins SGPS SA	2,095	41,144
Koninklijke Ahold Delhaize NV	1,925	41,187
Kroger Co. (The)	1,741	45,022
Lawson, Inc.	700	48,292
Loblaw Cos., Ltd.	1,937	101,988
METRO AG(c)	963	18,811
Metro, Inc.	2,641	82,721
Rite Aid Corp.(c)(d)	1,822	3,662
Seven & i Holdings Co., Ltd.	900	37,256
Sundrug Co., Ltd.	900	41,499
Sysco Corp.	1,355	78,224
Tesco PLC	14,259	37,421
Tsuruha Holdings, Inc.	300	41,463
Wal-Mart Stores, Inc.	1,159	112,690
Walgreens Boots Alliance, Inc.	793	57,699
Wesfarmers Ltd.	1,156	38,561
Wm Morrison Supermarkets PLC	13,410	39,228
Woolworths Ltd.	2,044	41,837

		1,695,949

Food Products – 0.7%
Ajinomoto Co., Inc.	1,500	27,576
Archer-Daniels-Midland Co.	1,514	60,378
Aryzta AG(c)	565	18,912

34 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Associated British Foods PLC	933	$37,185
Barry Callebaut AG (REG)(c)	33	61,432
Bunge Ltd.	891	59,617
Calbee, Inc.	900	31,524
Campbell Soup Co.	1,279	63,055
Chocoladefabriken Lindt & Spruengli AG	9	53,199
Chocoladefabriken Lindt & Spruengli AG (REG)	1	70,122
Conagra Brands, Inc.	1,969	73,503
Danone SA	580	48,980
General Mills, Inc.	1,305	73,811
Golden Agri-Resources Ltd.	132,000	36,290
Hershey Co. (The)	758	84,085
Hormel Foods Corp.(d)	1,930	70,349
Ingredion, Inc.	628	86,965
JM Smucker Co. (The)	614	71,635
Kellogg Co.	1,053	69,666
Kerry Group PLC – Class A	503	52,685
Kikkoman Corp.	1,200	47,100
Kraft Heinz Co. (The)	886	72,094
Marine Harvest ASA(c)	1,945	34,305
McCormick & Co., Inc./MD	900	91,962
MEIJI Holdings Co., Ltd.	400	34,789
Mondelez International, Inc. – Class A	1,174	50,412
Nestle SA (REG)	608	52,014
NH Foods Ltd.	1,000	24,582
Nisshin Seifun Group, Inc.	2,500	48,951
Nissin Foods Holdings Co., Ltd.	600	43,435
Orkla ASA	3,826	38,379
Saputo, Inc.	2,289	77,675
Tate & Lyle PLC	4,685	42,627
Toyo Suisan Kaisha Ltd.	900	38,377
Tyson Foods, Inc. – Class A	1,060	87,185
WH Group Ltd.(b)	40,500	43,137
Wilmar International Ltd.	13,700	31,821
Yakult Honsha Co., Ltd.	500	38,991
Yamazaki Baking Co., Ltd.	1,800	34,768

		2,083,573

Household Products – 0.3%
Church & Dwight Co., Inc.	1,639	77,181
Clorox Co. (The)	669	93,185
Colgate-Palmolive Co.	1,207	87,447
Edgewell Personal Care Co.(c)	667	38,679
Essity AB – Class B(c)	1,288	37,449
Henkel AG & Co. KGaA	338	41,236
Henkel AG & Co. KGaA (Preference Shares)	356	48,367
Kimberly-Clark Corp.	706	84,551

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Lion Corp.	1,800	$33,682
Procter & Gamble Co. (The)	1,192	107,268
Reckitt Benckiser Group PLC	499	43,801
Spectrum Brands Holdings, Inc.	551	63,299
Unicharm Corp.	1,300	34,139

		790,284

Personal Products – 0.2%
Beiersdorf AG	471	56,092
Coty, Inc. – Class A(d)	2,104	36,252
Estee Lauder Cos., Inc. (The) – Class A	855	106,730
Kao Corp.	500	33,150
Kose Corp.	300	46,103
L’Oreal SA	228	50,432
Pola Orbis Holdings, Inc.	1,400	51,170
Shiseido Co., Ltd.	900	43,999
Unilever NV	860	49,595
Unilever PLC	811	45,747

		519,270

Tobacco – 0.1%
Altria Group, Inc.	1,060	71,900
British American Tobacco PLC	579	36,820
British American Tobacco PLC (Sponsored ADR)	643	40,914
Imperial Brands PLC	987	40,910
Japan Tobacco, Inc.	1,099	36,397
Philip Morris International, Inc.	715	73,466
Swedish Match AB	1,345	50,889

		351,296

		6,637,614

Consumer Discretionary – 2.3%
Auto Components – 0.2%
Aisin Seiki Co., Ltd.	300	16,144
Autoliv, Inc.(d)	287	36,713
BorgWarner, Inc.	633	35,246
Bridgestone Corp.	500	22,850
Cie Generale des Etablissements Michelin – Class B	199	28,856
Continental AG	107	28,519
Delphi Automotive PLC	302	31,610
Denso Corp.	400	22,582
GKN PLC	5,805	24,329
Goodyear Tire & Rubber Co. (The)	816	26,414
Koito Manufacturing Co., Ltd.	300	20,849
Lear Corp.	199	35,997
Linamar Corp.	630	34,060
Magna International, Inc. (Toronto) – Class A	729	40,893
NGK Spark Plug Co., Ltd.	700	16,258

36 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

NOK Corp.	700	$17,133
Nokian Renkaat Oyj	578	25,231
Schaeffler AG (Preference Shares)	1,288	22,474
Stanley Electric Co., Ltd.	500	20,084
Sumitomo Electric Industries Ltd.	900	15,786
Sumitomo Rubber Industries Ltd.	800	14,639
Toyoda Gosei Co., Ltd.	600	15,047
Toyota Industries Corp.	300	18,735
Valeo SA	282	20,450
Yokohama Rubber Co., Ltd. (The)	700	15,775

		606,674

Automobiles – 0.2%
Bayerische Motoren Werke AG	252	25,441
Bayerische Motoren Werke AG (Preference Shares)	288	24,942
Daimler AG (REG)	349	28,913
Ferrari NV	303	32,892
Fiat Chrysler Automobiles NV(c)	1,290	22,153
Ford Motor Co.	2,754	34,480
General Motors Co.	869	37,445
Harley-Davidson, Inc.(d)	457	22,941
Honda Motor Co., Ltd.	700	23,370
Isuzu Motors Ltd.	1,200	19,094
Mazda Motor Corp.	1,000	13,510
Mitsubishi Motors Corp.	2,200	15,510
Nissan Motor Co., Ltd.	2,100	20,421
Peugeot SA	996	20,581
Porsche Automobil Holding SE (Preference Shares)	377	31,583
Renault SA	203	20,612
Subaru Corp.	400	13,181
Suzuki Motor Corp.	300	16,238
Tesla, Inc.(c)(d)	54	16,678
Toyota Motor Corp.	300	18,944
Volkswagen AG	151	31,335
Volkswagen AG (Preference Shares)	138	29,295
Yamaha Motor Co., Ltd.	600	18,871

		538,430

Distributors – 0.0%
Genuine Parts Co.	435	40,442
Jardine Cycle & Carriage Ltd.	400	11,854
LKQ Corp.(c)	877	34,572

		86,868

Diversified Consumer Services – 0.0%
Benesse Holdings, Inc.	400	14,157
H&R Block, Inc.	830	21,729

		35,886

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 0.4%
Accor SA	515	$25,793
Aramark	1,174	50,012
Aristocrat Leisure Ltd.	960	16,044
Carnival Corp.	557	36,561
Carnival PLC	409	26,506
Chipotle Mexican Grill, Inc. – Class A(c)	57	17,350
Compass Group PLC	1,758	35,654
Crown Resorts Ltd.	1,793	16,812
Darden Restaurants, Inc.	368	31,030
Domino’s Pizza Enterprises Ltd.	317	11,342
Domino’s Pizza, Inc.	151	28,110
Flight Centre Travel Group Ltd.	539	18,304
Galaxy Entertainment Group Ltd.	3,000	21,730
Genting Singapore PLC	17,400	17,221
Hilton Worldwide Holdings, Inc.	532	41,262
InterContinental Hotels Group PLC	495	29,128
Las Vegas Sands Corp.	477	33,051
Marriott International, Inc./MD – Class A	350	44,450
McDonald’s Corp.	324	55,718
McDonald’s Holdings Co. Japan Ltd.	400	17,471
Melco Resorts & Entertainment Ltd. (ADR)	460	12,011
Merlin Entertainments PLC(b)	4,383	20,859
MGM China Holdings Ltd.	6,400	16,417
MGM Resorts International	769	26,238
Norwegian Cruise Line Holdings Ltd.(c)	485	26,268
Oriental Land Co., Ltd./Japan	300	26,756
Paddy Power Betfair PLC	223	24,868
Restaurant Brands International, Inc.	668	41,489
Royal Caribbean Cruises Ltd.	277	34,315
Sands China Ltd.	3,600	17,588
Shangri-La Asia Ltd.	10,000	22,616
SJM Holdings Ltd.	16,000	12,908
Sodexo SA	224	29,224
Starbucks Corp.	666	38,508
Tabcorp Holdings Ltd.	4,110	15,153
Tatts Group Ltd.	5,221	17,148
TUI AG	1,641	30,309
Whitbread PLC	504	24,318
William Hill PLC	6,112	23,896
Wyndham Worldwide Corp.	277	31,132
Wynn Macau Ltd.	6,800	19,574
Wynn Resorts Ltd.	179	28,296
Yum! Brands, Inc.	630	52,586

		1,166,026

38 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Household Durables – 0.2%
Auto Trader Group PLC(b)	4,579	$20,819
Barratt Developments PLC	2,559	20,989
Berkeley Group Holdings PLC	550	28,396
Casio Computer Co., Ltd.	900	13,247
DR Horton, Inc.	836	42,636
Electrolux AB – Class B	748	24,843
Garmin Ltd.	605	37,558
Husqvarna AB – Class B	2,521	23,012
Iida Group Holdings Co., Ltd.	900	16,639
Leggett & Platt, Inc.	679	32,755
Lennar Corp. – Class A	555	34,843
Lennar Corp. – Class B	11	570
Mohawk Industries, Inc.(c)	156	44,087
Newell Brands, Inc.	610	18,892
Nikon Corp.	1,200	23,864
Panasonic Corp.	1,400	20,952
Persimmon PLC	763	26,207
PulteGroup, Inc.	1,261	43,038
Rinnai Corp.	200	17,974
SEB SA	162	29,831
Sekisui Chemical Co., Ltd.	800	15,525
Sekisui House Ltd.	1,100	20,591
Sharp Corp./Japan(c)	200	6,348
Sony Corp.	500	23,402
Taylor Wimpey PLC	9,372	24,794
Techtronic Industries Co., Ltd.	3,500	20,291
Toll Brothers, Inc.	690	34,728
Whirlpool Corp.	167	28,151

		694,982

Internet & Direct Marketing Retail – 0.1%
Amazon.com, Inc.(c)	29	34,126
Expedia, Inc.	215	26,337
Liberty Interactive Corp. QVC Group – Class A(c)	1,207	29,451
Netflix, Inc.(c)	129	24,198
Priceline Group, Inc. (The)(c)	17	29,575
Rakuten, Inc.	1,299	13,330
Start Today Co., Ltd.	600	18,359
TripAdvisor, Inc.(c)	426	14,748
Zalando SE(b)(c)	491	25,145

		215,269

Leisure Products – 0.1%
Bandai Namco Holdings, Inc.	400	13,057
Hasbro, Inc.	367	34,138
Mattel, Inc.(d)	1,058	19,309
Polaris Industries, Inc.(d)	248	31,499

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Sankyo Co., Ltd.	400	$12,921
Sega Sammy Holdings, Inc.	1,100	13,318
Shimano, Inc.	100	13,835
Yamaha Corp.	400	14,743

		152,820

Media – 0.4%
Altice NV – Class A(c)	704	5,549
Altice NV – Class B(c)	1,011	7,965
Axel Springer SE	600	47,400
CBS Corp. – Class B	447	25,059
Charter Communications, Inc. – Class A(c)	83	27,075
Comcast Corp. – Class A	824	30,933
Dentsu, Inc.	300	13,619
Discovery Communications, Inc. – Class A(c)(d)	1,012	19,248
Discovery Communications, Inc. – Class C(c)	997	18,026
DISH Network Corp. – Class A(c)	282	14,283
Eutelsat Communications SA	1,132	25,609
Hakuhodo DY Holdings, Inc.	1,100	14,818
I-CABLE Communications Ltd.(c)	2,936	84
Interpublic Group of Cos., Inc. (The)	1,393	27,554
ITV PLC	7,799	16,875
JCDecaux SA	889	37,019
Lagardere SCA	819	26,826
Liberty Broadband Corp.(c)	346	30,085
Liberty Global PLC – Class A(c)	813	25,821
Liberty Global PLC – Series C(c)	1,811	55,833
Liberty Global PLC LiLAC – Class C(c)	937	19,443
Liberty Media Corp.-Liberty SiriusXM – Class A(c)	944	38,487
Liberty Media Corp.-Liberty SiriusXM – Class C(c)	700	28,567
News Corp. – Class A	2,510	40,562
Omnicom Group, Inc.	460	32,862
Pearson PLC	1,740	16,648
ProSiebenSat.1 Media SE	638	20,299
Publicis Groupe SA	351	23,302
RTL Group SA (London)(c)	319	25,459
Schibsted ASA	973	26,210
Schibsted ASA – Class B	1,054	26,150
Scripps Networks Interactive, Inc. – Class A	407	33,309
SES SA	1,380	22,780
Shaw Communications, Inc. – Class B	2,404	53,571
Singapore Press Holdings Ltd.	6,100	12,506
Sirius XM Holdings, Inc.(d)	4,633	25,481
Sky PLC(c)	1,340	16,970
TEGNA, Inc.	850	11,288
Telenet Group Holding NV(c)	522	36,503
Time Warner, Inc.	454	41,546
Toho Co., Ltd./Tokyo	500	16,914

40 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Twenty-First Century Fox, Inc. – Class A	1,016	$32,451
Twenty-First Century Fox, Inc. – Class B	1,020	31,773
Viacom, Inc. – Class B	642	18,181
Vivendi SA	1,098	29,227
Walt Disney Co. (The)	397	41,614
WPP PLC	1,472	25,979

		1,217,763

Multiline Retail – 0.2%
Canadian Tire Corp., Ltd. – Class A	300	37,910
Dollar General Corp.	382	33,647
Dollar Tree, Inc.(c)	304	31,239
Dollarama, Inc.	452	55,253
Don Quijote Holdings Co., Ltd.	400	19,149
Harvey Norman Holdings Ltd.	3,556	10,855
Isetan Mitsukoshi Holdings Ltd.	1,500	17,439
J Front Retailing Co., Ltd.	1,000	16,959
Kohl’s Corp.	485	23,265
Macy’s, Inc.(d)	699	16,636
Marks & Spencer Group PLC	4,897	20,742
Marui Group Co., Ltd.	900	15,965
Next PLC	400	24,211
Nordstrom, Inc.	496	22,543
Ryohin Keikaku Co., Ltd.	100	31,189
Takashimaya Co., Ltd.	2,000	19,769
Target Corp.	562	33,664

		430,435

Specialty Retail – 0.3%
ABC-Mart, Inc.	300	16,487
Advance Auto Parts, Inc.	173	17,473
AutoNation, Inc.(c)(d)	587	32,502
AutoZone, Inc.(c)	47	32,278
Bed Bath & Beyond, Inc.	660	14,777
Best Buy Co., Inc.	397	23,665
CarMax, Inc.(c)	276	19,019
CECONOMY AG	963	12,642
Dick’s Sporting Goods, Inc.	553	16,291
Dixons Carphone PLC	4,868	10,458
Dufry AG (REG)(c)	127	18,278
Foot Locker, Inc.	407	17,436
Gap, Inc. (The)	852	27,528
Hennes & Mauritz AB – Class B	936	22,029
Hikari Tsushin, Inc.	100	14,451
Home Depot, Inc. (The)	245	44,056
Industria de Diseno Textil SA	757	26,777
Kingfisher PLC	6,282	28,340
L Brands, Inc.	409	22,933

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Lowe’s Cos., Inc.	362	$30,180
Nitori Holdings Co., Ltd.	100	16,334
O’Reilly Automotive, Inc.(c)	119	28,109
Ross Stores, Inc.	451	34,289
Shimamura Co., Ltd.	100	12,059
Signet Jewelers Ltd.(d)	287	15,007
Tiffany & Co.	315	29,767
TJX Cos., Inc. (The)	528	39,890
Tractor Supply Co.(d)	570	38,897
Ulta Salon Cosmetics & Fragrance, Inc.(c)	91	20,176
USS Co., Ltd.	700	14,814
Yamada Denki Co., Ltd.	3,500	19,042

		715,984

Textiles, Apparel & Luxury Goods – 0.2%
adidas AG	138	28,839
Asics Corp.	900	13,351
Burberry Group PLC	981	22,775
Christian Dior SE	102	36,458
Cie Financiere Richemont SA (REG)	285	24,562
Gildan Activewear, Inc.	1,287	40,840
Hanesbrands, Inc.(d)	1,331	27,805
Hermes International	67	35,299
HUGO BOSS AG	261	21,496
Kering	75	33,259
Li & Fung Ltd.	38,000	16,787
Lululemon Athletica, Inc.(c)	362	24,240
Luxottica Group SpA	509	29,560
LVMH Moet Hennessy Louis Vuitton SE	90	26,218
Michael Kors Holdings Ltd.(c)	474	27,701
NIKE, Inc. – Class B	676	40,844
Pandora A/S	240	24,048
PVH Corp.	229	30,812
Ralph Lauren Corp.	379	36,062
Swatch Group AG (The)	56	20,464
Swatch Group AG (The) (REG)	301	21,324
Tapestry, Inc.	597	24,889
Under Armour, Inc. – Class A(c)(d)	1,122	14,911
Under Armour, Inc. – Class C(c)(d)	1,242	14,817
VF Corp.	576	42,025
Yue Yuen Industrial Holdings Ltd.	3,500	12,523

		691,909

		6,553,046

Health Care – 2.3%
Biotechnology – 0.2%
AbbVie, Inc.	784	75,985
Alexion Pharmaceuticals, Inc.(c)	232	25,476

42 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Alkermes PLC(c)	331	$17,308
Amgen, Inc.	320	56,211
Biogen, Inc.(c)	169	54,447
BioMarin Pharmaceutical, Inc.(c)	341	29,258
Celgene Corp.(c)	350	35,291
CSL Ltd.	450	48,940
Genmab A/S(c)	279	54,880
Gilead Sciences, Inc.	703	52,570
Grifols SA	2,271	66,226
Idorsia Ltd.(c)	213	4,579
Incyte Corp.(c)	189	18,709
Regeneron Pharmaceuticals, Inc.(c)	66	23,883
Seattle Genetics, Inc.(c)	303	18,462
United Therapeutics Corp.(c)	217	28,208
Vertex Pharmaceuticals, Inc.(c)	246	35,495

		645,928

Health Care Equipment & Supplies – 0.7%
Abbott Laboratories	1,269	71,534
Align Technology, Inc.(c)	301	78,525
Baxter International, Inc.	1,040	68,151
Becton Dickinson and Co.	309	70,517
Boston Scientific Corp.(c)	1,769	46,489
Cochlear Ltd.	378	51,671
Coloplast A/S – Class B	742	58,069
Cooper Cos., Inc. (The)	246	59,330
CR Bard, Inc.	106	35,610
CYBERDYNE, Inc.(c)	3,000	39,902
Danaher Corp.	776	73,223
DENTSPLY SIRONA, Inc.	989	66,273
DexCom, Inc.(c)	430	25,125
Edwards Lifesciences Corp.(c)	320	37,504
Essilor International Cie Generale d’Optique SA	493	63,403
Getinge AB – Class B	2,759	49,702
Hologic, Inc.(c)	1,129	47,102
Hoya Corp.	800	39,118
IDEXX Laboratories, Inc.(c)	330	51,615
Intuitive Surgical, Inc.(c)	183	73,160
Koninklijke Philips NV	479	18,572
Medtronic PLC	683	56,095
Olympus Corp.	900	37,089
ResMed, Inc.	778	66,441
Smith & Nephew PLC	4,175	73,894
Sonova Holding AG (REG)	433	68,972
Stryker Corp.	486	75,816
Sysmex Corp.	700	53,256
Teleflex, Inc.	270	71,690
Terumo Corp.	1,000	47,953

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 43

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Varian Medical Systems, Inc.(c)	475	$53,081
William Demant Holding A/S(c)	2,432	66,939
Zimmer Biomet Holdings, Inc.	375	43,912

		1,839,733

Health Care Providers & Services – 0.5%
Aetna, Inc.	367	66,126
Alfresa Holdings Corp.	2,100	45,138
AmerisourceBergen Corp. – Class A	482	40,883
Anthem, Inc.	274	64,379
Cardinal Health, Inc.	702	41,551
Centene Corp.(c)	478	48,799
Cigna Corp.	335	70,930
DaVita, Inc.(c)	632	38,590
Envision Healthcare Corp.(c)	549	17,530
Express Scripts Holding Co.(c)	647	42,171
Fresenius Medical Care AG & Co. KGaA	755	75,280
Fresenius SE & Co. KGaA	693	50,060
HCA Healthcare, Inc.(c)	514	43,690
Healthscope Ltd.	25,489	38,546
Henry Schein, Inc.(c)	702	50,158
Humana, Inc.	169	44,085
Laboratory Corp. of America Holdings(c)	407	64,416
McKesson Corp.	241	35,605
Mediclinic International PLC	5,230	39,998
Medipal Holdings Corp.	2,200	42,820
MEDNAX, Inc.(c)	637	31,716
Miraca Holdings, Inc.	900	39,222
Patterson Cos., Inc.(d)	1,039	37,975
Quest Diagnostics, Inc.	556	54,744
Ramsay Health Care Ltd.	768	40,773
Ryman Healthcare Ltd.	6,840	49,109
Sonic Healthcare Ltd.	2,611	44,227
Suzuken Co., Ltd./Aichi Japan	1,300	51,516
UnitedHealth Group, Inc.	310	70,733
Universal Health Services, Inc. – Class B	362	39,223

		1,419,993

Health Care Technology – 0.0%
Cerner Corp.(c)	701	49,554
M3, Inc.	1,500	49,666

		99,220

Life Sciences Tools & Services – 0.2%
Agilent Technologies, Inc.	816	56,500
Eurofins Scientific SE	116	70,241
Illumina, Inc.(c)	183	42,095
IQVIA Holdings, Inc.(c)	646	65,898
Lonza Group AG (REG)(c)	278	72,879

44 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Mettler-Toledo International, Inc.(c)	105	$66,067
QIAGEN NV(c)	1,521	48,209
Thermo Fisher Scientific, Inc.	346	66,695
Waters Corp.(c)	286	56,391

		544,975

Pharmaceuticals – 0.7%
Allergan PLC	688	119,595
Astellas Pharma, Inc.	3,100	39,408
AstraZeneca PLC	729	47,048
Bayer AG (REG)	484	61,779
Bristol-Myers Squibb Co.	870	54,975
Chugai Pharmaceutical Co., Ltd.	1,000	51,700
Daiichi Sankyo Co., Ltd.	2,000	48,202
Eisai Co., Ltd.	700	39,699
Eli Lilly & Co.	693	58,656
GlaxoSmithKline PLC	3,649	63,137
Hikma Pharmaceuticals PLC	2,641	36,788
Hisamitsu Pharmaceutical Co., Inc.	800	45,115
Jazz Pharmaceuticals PLC(c)	223	31,162
Johnson & Johnson	554	77,189
Kyowa Hakko Kirin Co., Ltd.	2,200	41,868
Mallinckrodt PLC(c)	476	10,386
Merck & Co., Inc.	863	47,698
Merck KGaA	536	57,107
Mitsubishi Tanabe Pharma Corp.	1,800	38,918
Mylan NV(c)	1,027	37,516
Novartis AG (REG)	923	79,190
Novo Nordisk A/S – Class B	1,284	66,369
Ono Pharmaceutical Co., Ltd.	1,900	43,379
Orion Oyj – Class B	948	35,016
Otsuka Holdings Co., Ltd.	900	39,908
Perrigo Co. PLC	428	37,326
Pfizer, Inc.	2,016	73,100
Roche Holding AG	268	67,728
Sanofi	604	55,097
Santen Pharmaceutical Co., Ltd.	3,000	45,728
Shionogi & Co., Ltd.	700	39,016
Shire PLC	706	35,000
Sumitomo Dainippon Pharma Co., Ltd.	2,600	37,804
Taisho Pharmaceutical Holdings Co., Ltd.	500	39,738
Takeda Pharmaceutical Co., Ltd.	1,000	55,166
UCB SA	558	41,716
Valeant Pharmaceuticals International, Inc.(c)	834	14,047
Vifor Pharma AG	380	47,943
Zoetis, Inc.	996	72,001

		1,933,218

		6,483,067

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 45

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Materials – 2.0%
Chemicals – 1.1%
Agrium, Inc. (Toronto)	771	$84,716
Air Liquide SA	407	50,824
Air Products & Chemicals, Inc.	522	85,107
Air Water, Inc.	1,200	25,845
Akzo Nobel NV	460	41,447
Albemarle Corp.	546	73,339
Arkema SA	294	35,973
Asahi Kasei Corp.	3,000	37,660
Axalta Coating Systems Ltd.(c)	2,149	68,037
BASF SE	444	49,787
Celanese Corp. – Class A	722	77,427
CF Industries Holdings, Inc.	1,192	44,664
Chr Hansen Holding A/S	469	42,563
Covestro AG(b)	458	47,699
Croda International PLC	648	37,469
Daicel Corp.	1,800	21,430
DowDuPont, Inc.	2,104	151,404
Eastman Chemical Co.	794	73,342
Ecolab, Inc.	833	113,221
EMS-Chemie Holding AG (REG)	47	31,374
Evonik Industries AG	1,232	46,009
FMC Corp.	742	70,045
FUCHS PETROLUB SE (Preference Shares)	915	48,108
Givaudan SA (REG)	25	56,912
Hitachi Chemical Co., Ltd.	800	21,162
Incitec Pivot Ltd.	7,237	21,957
International Flavors & Fragrances, Inc.	533	82,850
Johnson Matthey PLC	1,127	46,195
JSR Corp.	1,300	25,001
K&S AG (REG)	1,009	23,661
Kaneka Corp.	3,000	26,593
Kansai Paint Co., Ltd.	1,000	26,270
Koninklijke DSM NV	642	60,048
Kuraray Co., Ltd.	1,400	27,044
LANXESS AG	442	33,601
Linde AG	192	42,210
LyondellBasell Industries NV – Class A	645	67,531
Methanex Corp.	1,103	58,786
Mitsubishi Chemical Holdings Corp.	3,200	34,796
Mitsubishi Gas Chemical Co., Inc.	1,100	30,883
Mitsui Chemicals, Inc.	800	25,971
Monsanto Co.	797	94,317
Mosaic Co. (The)	2,007	48,750
Nippon Paint Holdings Co., Ltd.	600	18,443
Nissan Chemical Industries Ltd.	600	24,079

46 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Nitto Denko Corp.	300	$29,714
Novozymes A/S – Class B	559	30,278
Orica Ltd.	1,553	20,108
Potash Corp. of Saskatchewan, Inc.	3,664	71,908
PPG Industries, Inc.	660	77,121
Praxair, Inc.	436	67,109
Sherwin-Williams Co. (The)	231	92,266
Shin-Etsu Chemical Co., Ltd.	300	31,611
Sika AG	6	46,425
Solvay SA	330	46,450
Sumitomo Chemical Co., Ltd.	4,000	28,052
Symrise AG	710	60,359
Syngenta AG (REG)	75	34,714
Taiyo Nippon Sanso Corp.	2,100	28,976
Teijin Ltd.	1,100	23,811
Toray Industries, Inc.	2,500	23,582
Umicore SA	1,130	52,760
WR Grace & Co.	870	63,780
Yara International ASA	866	38,491

		3,122,065

Construction Materials – 0.1%
Boral Ltd.	4,494	25,718
CRH PLC	1,075	37,127
Fletcher Building Ltd.	5,162	24,575
HeidelbergCement AG	356	37,952
Imerys SA	563	51,578
James Hardie Industries PLC	1,450	23,768
LafargeHolcim Ltd. (REG)(c)	595	32,641
Martin Marietta Materials, Inc.	237	49,388
Taiheiyo Cement Corp.	700	28,876
Vulcan Materials Co.	393	49,380

		361,003

Containers & Packaging – 0.3%
Amcor Ltd./Australia	2,606	30,561
Avery Dennison Corp.	978	111,609
Ball Corp.	1,802	71,918
CCL Industries, Inc. – Class B	1,790	82,955
Crown Holdings, Inc.(c)	1,332	79,560
International Paper Co.	1,270	71,895
Packaging Corp. of America	678	80,411
Sealed Air Corp.	1,509	72,507
Toyo Seikan Group Holdings Ltd.	2,000	33,119
WestRock Co.	1,050	65,531

		700,066

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 47

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Metals & Mining – 0.4%
Agnico Eagle Mines Ltd.	888	$38,923
Alumina Ltd.	11,360	19,256
Anglo American PLC	1,415	26,017
Antofagasta PLC	2,036	25,075
ArcelorMittal(c)	987	29,714
Barrick Gold Corp. (Toronto)	2,364	32,653
BHP Billiton Ltd.	1,146	23,906
BHP Billiton PLC	1,449	26,354
Boliden AB	977	30,927
Eldorado Gold Corp.	7,136	8,186
First Quantum Minerals Ltd.	3,202	36,806
Fortescue Metals Group Ltd.	2,635	9,210
Franco-Nevada Corp.	739	60,207
Freeport-McMoRan, Inc.(c)	2,604	36,248
Fresnillo PLC	1,276	22,295
Glencore PLC	5,705	26,245
Goldcorp, Inc.	3,213	40,619
Hitachi Metals Ltd.	1,600	21,369
JFE Holdings, Inc.	1,300	30,855
Kinross Gold Corp.(c)	6,730	28,117
Kobe Steel Ltd.(c)	2,300	21,841
Maruichi Steel Tube Ltd.	700	19,801
Mitsubishi Materials Corp.	800	26,936
Newcrest Mining Ltd.	981	17,220
Newmont Mining Corp.	1,386	51,268
Nippon Steel & Sumitomo Metal Corp.	1,200	29,316
Norsk Hydro ASA	4,362	29,668
Nucor Corp.	910	52,325
Randgold Resources Ltd.	312	28,617
Rio Tinto Ltd.	439	23,723
Rio Tinto PLC	669	31,674
South32 Ltd.	7,874	19,270
Sumitomo Metal Mining Co., Ltd.	1,000	39,093
Teck Resources Ltd. – Class B	2,652	60,927
thyssenkrupp AG	1,007	27,566
Turquoise Hill Resources Ltd.(c)	6,412	18,985
voestalpine AG	636	36,949
Wheaton Precious Metals Corp.	1,870	39,121
Yamana Gold, Inc.	7,199	18,414

		1,165,696

Paper & Forest Products – 0.1%
Mondi PLC	1,889	45,134
Oji Holdings Corp.	5,000	30,583
Stora Enso Oyj – Class R	2,477	37,865
Svenska Cellulosa AB SCA – Class B	1,288	12,563

48 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

UPM-Kymmene Oyj	1,348	$40,564
West Fraser Timber Co., Ltd.	1,065	67,310

		234,019

		5,582,849

Energy – 1.7%
Energy Equipment & Services – 0.1%
Baker Hughes a GE Co. – Class A	758	22,535
Core Laboratories NV(d)	280	28,210
Halliburton Co.	747	31,210
Helmerich & Payne, Inc.(d)	490	28,704
National Oilwell Varco, Inc.	851	28,551
Petrofac Ltd.	6,919	39,436
Saipem SpA(c)	858	3,446
Schlumberger Ltd.	606	38,087
TechnipFMC PLC	994	28,468
Tenaris SA	3,797	55,336
Weatherford International PLC(c)(d)	2,627	8,669

		312,652

Oil, Gas & Consumable Fuels – 1.6%
AltaGas Ltd.	3,076	69,929
Anadarko Petroleum Corp.	586	28,181
Andeavor	483	50,942
Antero Resources Corp.(c)	1,271	24,149
Apache Corp.	607	25,391
ARC Resources Ltd.	2,540	31,126
BP PLC	13,599	90,572
Cabot Oil & Gas Corp.	1,013	29,326
Caltex Australia Ltd.	2,288	59,264
Cameco Corp.	2,728	25,585
Canadian Natural Resources Ltd. (Toronto)	1,035	35,106
Cenovus Energy, Inc.	2,621	24,988
Cheniere Energy, Inc.(c)	609	29,427
Chevron Corp.	461	54,854
China Petroleum & Chemical Corp. – Class H	470,000	337,355
China Shenhua Energy Co., Ltd. – Class H	199,000	492,067
Cimarex Energy Co.	268	31,118
Concho Resources, Inc.(c)	241	33,706
ConocoPhillips	716	36,430
Continental Resources, Inc./OK(c)	603	28,540
Crescent Point Energy Corp.	2,365	17,250
Devon Energy Corp.	669	25,777
Diamondback Energy, Inc.(c)	286	31,263
Enagas SA	3,496	102,598
Enbridge, Inc. (Toronto)	1,314	49,549
Encana Corp.	2,016	23,861
Eni SpA	4,936	81,201

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 49

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

EOG Resources, Inc.	364	$37,245
EQT Corp.	539	32,124
Exxon Mobil Corp.	713	59,386
Galp Energia SGPS SA	4,711	88,959
Hess Corp.	565	25,922
HollyFrontier Corp.	1,019	45,325
Husky Energy, Inc.(c)	3,080	37,314
Idemitsu Kosan Co., Ltd.	1,300	43,862
Imperial Oil Ltd.	1,534	47,323
Inpex Corp.	4,500	51,181
Inter Pipeline Ltd.	3,237	67,994
JXTG Holdings, Inc.	10,100	57,065
Keyera Corp.	1,731	48,784
Kinder Morgan, Inc./DE	1,880	32,392
Koninklijke Vopak NV	1,705	71,944
Lundin Petroleum AB(c)	2,787	64,191
Marathon Oil Corp.	1,390	20,628
Marathon Petroleum Corp.	622	38,956
Murphy Oil Corp.	914	25,546
Neste Oyj	1,560	96,819
Newfield Exploration Co.(c)	746	23,074
Noble Energy, Inc.	924	24,301
Occidental Petroleum Corp.	693	48,857
Oil Search Ltd.	7,596	40,700
OMV AG	1,553	96,698
ONEOK, Inc.	703	36,486
Origin Energy Ltd.(c)	6,206	42,108
Parsley Energy, Inc. – Class A(c)	749	20,118
Pembina Pipeline Corp.	2,130	74,178
Peyto Exploration & Development Corp.	1,639	19,450
Phillips 66	607	59,219
Pioneer Natural Resources Co.	178	27,775
PrairieSky Royalty Ltd.	1,883	49,273
Range Resources Corp.	940	16,939
Repsol SA	4,690	86,015
Royal Dutch Shell PLC – Class A	3,106	99,321
Royal Dutch Shell PLC – Class B	3,120	101,090
Santos Ltd.(c)	11,768	45,573
Seven Generations Energy Ltd.(c)	1,456	19,908
Showa Shell Sekiyu KK	4,200	53,858
Snam SpA	22,765	114,707
Southwestern Energy Co.(c)	2,381	15,143
Statoil ASA	4,590	92,301
Suncor Energy, Inc. (Toronto)	1,483	51,439
Targa Resources Corp.	621	26,951
TOTAL SA	1,632	92,249
Tourmaline Oil Corp.(c)	1,532	27,525

50 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

TransCanada Corp.	1,444	$69,259
Valero Energy Corp.	618	52,913
Vermilion Energy, Inc.	920	32,446
Williams Cos., Inc. (The)	1,051	30,532
Woodside Petroleum Ltd.	1,843	43,525

		4,496,446

		4,809,098

Utilities – 1.7%
Electric Utilities – 0.9%
Alliant Energy Corp.	1,649	74,386
American Electric Power Co., Inc.	1,054	81,822
AusNet Services	25,318	36,025
Chubu Electric Power Co., Inc.	2,200	27,891
Chugoku Electric Power Co., Inc. (The)	2,700	29,841
CK Infrastructure Holdings Ltd.	4,000	34,036
CLP Holdings Ltd.	5,000	50,991
Contact Energy Ltd.	9,286	34,376
Duke Energy Corp.	865	77,141
Edison International	797	64,772
EDP – Energias de Portugal SA	18,050	63,270
Electricite de France SA	3,570	46,784
Emera, Inc.	2,500	94,098
Endesa SA	3,408	75,992
Enel SpA	10,639	69,122
Entergy Corp.	880	76,102
Eversource Energy	1,141	73,994
Exelon Corp.	1,491	62,190
FirstEnergy Corp.	1,915	65,378
Fortis, Inc./Canada	2,662	98,008
Fortum Oyj	4,004	84,147
HK Electric Investments & HK Electric Investments Ltd. – Class SS(b)	35,797	32,909
Hokuriku Electric Power Co.	3,500	30,881
Hydro One Ltd.(b)	3,582	63,136
Iberdrola SA	7,327	58,202
Kansai Electric Power Co., Inc. (The)	1,900	25,179
Kyushu Electric Power Co., Inc.	2,000	22,874
Mercury NZ Ltd.	14,799	33,279
NextEra Energy, Inc.	539	85,184
OGE Energy Corp.	1,973	70,554
Orsted A/S(b)	1,497	87,195
PG&E Corp.	922	50,009
Pinnacle West Capital Corp.	753	69,133
Power Assets Holdings Ltd.	5,500	47,033
PPL Corp.	1,790	65,639
Red Electrica Corp. SA	3,748	84,662

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 51

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Southern Co. (The)	1,397	$71,526
SSE PLC	3,489	64,468
Terna Rete Elettrica Nazionale SpA	13,636	84,268
Tohoku Electric Power Co., Inc.	2,300	30,425
Tokyo Electric Power Co. Holdings, Inc.(c)	6,500	26,195
Westar Energy, Inc.	973	55,665
Xcel Energy, Inc.	1,190	61,416

		2,540,198

Gas Utilities – 0.1%
APA Group	4,738	33,594
Atmos Energy Corp.	860	79,369
Gas Natural SDG SA	2,625	58,718
Hong Kong & China Gas Co., Ltd.	30,346	59,345
Osaka Gas Co., Ltd.	2,000	38,496
Toho Gas Co., Ltd.	800	22,774
Tokyo Gas Co., Ltd.	1,200	28,244
UGI Corp.	1,317	64,546

		385,086

Independent Power and Renewable Electricity Producers – 0.1%
AES Corp./VA	4,046	42,807
Calpine Corp.(c)	1,855	27,862
Electric Power Development Co., Ltd.	1,303	36,260
Meridian Energy Ltd.	16,289	32,287

		139,216

Multi-Utilities – 0.5%
AGL Energy Ltd.	1,749	33,163
Ameren Corp.	1,162	74,321
Atco Ltd./Canada – Class I	1,665	59,468
Canadian Utilities Ltd. – Class A	2,932	88,722
CenterPoint Energy, Inc.	2,121	63,651
Centrica PLC	23,244	45,444
CMS Energy Corp.	1,535	76,596
Consolidated Edison, Inc.	866	77,109
Dominion Energy, Inc.	792	66,631
DTE Energy Co.	687	79,397
E.ON SE	6,694	77,543
Engie SA	3,398	59,474
Innogy SE(b)	2,098	97,054
National Grid PLC	4,604	55,130
NiSource, Inc.	2,608	71,798
Public Service Enterprise Group, Inc.	1,187	62,982
RWE AG(c)	2,734	62,670
SCANA Corp.	783	33,802
Sempra Energy	547	66,182
Suez	3,280	60,429

52 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

United Utilities Group PLC	6,181	$68,620
Veolia Environnement SA	2,624	66,320
WEC Energy Group, Inc.	1,055	73,312

		1,519,818

Water Utilities – 0.1%
American Water Works Co., Inc.	869	79,566
Severn Trent PLC	2,353	66,820

		146,386

		4,730,704

Real Estate – 1.2%
Equity Real Estate Investment Trusts (REITs) – 0.9%
Alexandria Real Estate Equities, Inc.	370	47,012
American Tower Corp.	354	50,951
Ascendas Real Estate Investment Trust	9,200	18,044
AvalonBay Communities, Inc.	234	42,431
Boston Properties, Inc.	360	45,137
British Land Co. PLC (The)	5,156	43,895
Brixmor Property Group, Inc.	1,101	19,895
Camden Property Trust	472	43,084
CapitaLand Commercial Trust	14,000	19,644
CapitaLand Mall Trust	12,000	18,264
Colony NorthStar, Inc. – Class A	3,138	38,252
Crown Castle International Corp.	494	55,822
Daiwa House REIT Investment Corp.	6	14,362
Dexus	2,267	17,834
Digital Realty Trust, Inc.	378	44,113
Duke Realty Corp.	1,323	37,216
Equinix, Inc.	91	42,269
Equity Residential	641	42,832
Essex Property Trust, Inc.	185	45,693
Extra Space Storage, Inc.	489	41,741
Federal Realty Investment Trust	282	37,283
Fonciere Des Regions	424	45,326
Gecina SA	296	49,324
GGP, Inc.	1,214	28,529
Goodman Group	2,849	18,825
GPT Group (The)	4,611	18,950
H&R Real Estate Investment Trust	3,643	59,693
Hammerson PLC	5,647	39,690
HCP, Inc.	1,144	30,247
Host Hotels & Resorts, Inc.	1,706	33,762
ICADE	547	50,809
Intu Properties PLC	9,375	24,933
Iron Mountain, Inc.	1,144	46,755
Japan Prime Realty Investment Corp.	6	20,125

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 53

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Japan Real Estate Investment Corp.	4	$19,406
Japan Retail Fund Investment Corp.	8	14,167
JBG SMITH Properties	232	7,728
Kimco Realty Corp.	1,471	27,243
Klepierre SA	1,062	43,824
Land Securities Group PLC	3,092	39,060
Liberty Property Trust	1,003	45,015
Link REIT	3,000	26,856
Macerich Co. (The)	493	31,922
Mid-America Apartment Communities, Inc.	487	49,888
Mirvac Group	10,349	19,235
National Retail Properties, Inc.	864	35,484
Nippon Building Fund, Inc.	4	20,010
Nippon Prologis REIT, Inc.	7	14,996
Nomura Real Estate Master Fund, Inc.	12	15,109
Prologis, Inc.	721	47,752
Public Storage	203	43,263
Realty Income Corp.	678	37,493
Regency Centers Corp.	664	45,026
RioCan Real Estate Investment Trust (Toronto)	3,105	59,927
SBA Communications Corp.(c)	280	47,530
Scentre Group	5,795	18,629
Segro PLC	5,086	37,729
Simon Property Group, Inc.	199	32,188
SL Green Realty Corp.	359	36,701
SmartCentres Real Estate Investment Trust	1,619	36,543
Stockland	5,177	18,492
Suntec Real Estate Investment Trust	13,300	20,176
UDR, Inc.	1,200	47,196
Unibail-Rodamco SE	156	39,870
United Urban Investment Corp.	12	16,985
Ventas, Inc.	613	39,238
VEREIT, Inc.	3,437	26,809
Vicinity Centres	8,394	17,845
Vornado Realty Trust	465	36,093
Welltower, Inc.	621	41,893
Westfield Corp.	2,599	16,543
Weyerhaeuser Co.	1,110	39,272

		2,445,878

Real Estate Management & Development – 0.3%
Aeon Mall Co., Ltd.	900	16,505
CapitaLand Ltd.	6,700	17,624
CBRE Group, Inc. – Class A(c)	938	40,672
City Developments Ltd.	2,300	20,744
CK Asset Holdings Ltd.	2,684	22,709
Daito Trust Construction Co., Ltd.	100	18,306

54 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Daiwa House Industry Co., Ltd.	500	$18,364
Deutsche Wohnen SE	1,099	48,640
First Capital Realty, Inc.	2,575	41,994
Global Logistic Properties Ltd.	8,000	19,872
Hang Lung Group Ltd.	4,000	14,391
Hang Lung Properties Ltd.	7,000	16,558
Henderson Land Development Co., Ltd.	3,465	22,713
Hongkong Land Holdings Ltd.	2,200	16,090
Hulic Co., Ltd.	1,800	19,783
Hysan Development Co., Ltd.	4,000	21,434
Jones Lang LaSalle, Inc.	249	37,970
Kerry Properties Ltd.	4,500	19,923
LendLease Group	1,330	16,102
Mitsubishi Estate Co., Ltd.	900	16,110
Mitsui Fudosan Co., Ltd.	700	15,875
New World Development Co., Ltd.	16,287	23,667
Nomura Real Estate Holdings, Inc.	800	18,546
Sino Land Co., Ltd.	10,000	18,139
Sumitomo Realty & Development Co., Ltd.	1,000	33,042
Sun Hung Kai Properties Ltd.	1,000	16,394
Swire Pacific Ltd. – Class A	2,500	24,046
Swire Properties Ltd.	5,200	17,667
Swiss Prime Site AG (REG)(c)	732	63,136
Tokyo Tatemono Co., Ltd.	1,300	18,079
Tokyu Fudosan Holdings Corp.	2,900	21,006
UOL Group Ltd.	3,428	22,681
Vonovia SE	1,235	58,195
Wharf Holdings Ltd. (The)	2,000	6,327
Wharf Real Estate Investment Co., Ltd.(c)	2,000	12,087
Wheelock & Co., Ltd.	2,000	13,764

		849,155

		3,295,033

Telecommunication Services – 0.6%
Diversified Telecommunication Services – 0.5%
AT&T, Inc.	2,120	77,126
BCE, Inc.	3,032	145,096
BT Group PLC	7,665	26,927
CenturyLink, Inc.	3,838	55,996
Deutsche Telekom AG (REG)	2,256	40,289
Elisa Oyj	1,116	45,384
Frontier Communications Corp.(d)	2,474	21,029
HKT Trust & HKT Ltd. – Class SS	15,000	18,803
Iliad SA	138	32,268
Inmarsat PLC	3,662	23,933
Koninklijke KPN NV	12,242	44,880

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 55

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Nippon Telegraph & Telephone Corp.	600	$31,322
Orange SA	2,176	37,447
PCCW Ltd.	34,000	20,242
Proximus SADP	1,770	60,703
Singapore Telecommunications Ltd.	7,300	20,185
Spark New Zealand Ltd.	7,582	18,760
Swisscom AG (REG)	114	60,226
TDC A/S	5,676	34,547
Telecom Italia SpA/Milano (ordinary shares)(c)	31,583	26,427
Telecom Italia SpA/Milano (savings shares)	39,625	26,838
Telefonica Deutschland Holding AG	7,772	37,033
Telefonica SA	3,229	33,107
Telenor ASA	2,325	52,210
Telia Co. AB	12,753	56,002
Telstra Corp., Ltd.	7,921	20,609
TELUS Corp.	3,342	123,510
TPG Telecom Ltd.	4,421	19,963
Verizon Communications, Inc.	1,696	86,309
Vocus Group Ltd.	10,099	24,156
Zayo Group Holdings, Inc.(c)	1,513	53,469

		1,374,796

Wireless Telecommunication Services – 0.1%
KDDI Corp.	800	22,829
Millicom International Cellular SA	591	38,654
NTT DOCOMO, Inc.	1,000	25,822
Rogers Communications, Inc. – Class B	2,193	113,819
SoftBank Group Corp.	200	16,978
Sprint Corp.(c)	2,737	16,394
StarHub Ltd.	10,000	21,161
T-Mobile US, Inc.(c)	690	42,138
Tele2 AB – Class B	4,849	62,024
Vodafone Group PLC	17,886	54,232

		414,051

		1,788,847

Total Common Stocks (cost $54,050,950)		68,002,104

56 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.6%
Risk Share Floating Rate – 3.6%
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C03, Class 1M2 6.329% (LIBOR 1 Month + 5.00%), 7/25/25(e)	U.S.$	1,253	$1,398,655
Series 2015-C03, Class 2M2 6.329% (LIBOR 1 Month + 5.00%), 7/25/25(e)		8,000	8,754,954

Total Collateralized Mortgage Obligations (cost $9,278,942)			10,153,609

		Shares
PREFERRED STOCKS – 1.5%
Financials – 1.5%
Equity Real Estate Investment Trusts (REITs) – 1.5%
Apartment Investment & Management Co. 6.875%		42,000	1,130,640
Hersha Hospitality Trust 6.875%		60,000	1,516,500
Pebblebrook Hotel Trust 6.50%(d)		58,525	1,486,535

Total Preferred Stocks (cost $4,013,125)			4,133,675

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN BONDS – 0.4%
Mexico – 0.4%
Mexico Government International Bond 4.125%, 1/21/26 (cost $1,170,791)	U.S.$	1,174	1,233,287

EMERGING MARKETS – CORPORATE BONDS – 0.2%
Industrial – 0.2%
Energy – 0.2%
Petrobras Global Finance BV 5.625%, 5/20/43 (cost $510,530)		768	687,590

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 57

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount	U.S. $ Value

OPTIONS PURCHASED – CALLS – 0.2%
Options on Funds and Investment Trusts – 0.1%
SPDR S&P 500 ETF Trust Expiration: Dec 2017; Contracts: 1,116; Exercise Price: USD 263.00; Counterparty: Morgan Stanley & Co., Inc.(c)	USD	111,600	$314,154

Options on Forward Contracts – 0.1%
SEK/EUR Expiration: Feb 2018; Contracts: 23,474,000; Exercise Price: SEK 9.70; Counterparty: UBS AG(c)	SEK	23,474,000	8,685
TRY/EUR Expiration: Jan 2018; Contracts: 20,213,829; Exercise Price: TRY 4.24; Counterparty: Goldman Sachs Bank USA(c)	TRY	20,213,829	1,714
TRY/USD Expiration: Jan 2018; Contracts: 20,792,000; Exercise Price: TRY 3.68; Counterparty: Citibank, NA(c)	TRY	20,792,000	4,789
ZAR/USD Expiration: Jan 2018; Contracts: 75,428,600; Exercise Price: ZAR 13.40; Counterparty: Goldman Sachs Bank USA(c)	ZAR	75,428,600	84,228

			99,416

Total Options Purchased – Calls (premiums paid $319,097)			413,570

OPTIONS PURCHASED – PUTS – 0.1%
Swaptions – 0.1%
IRS Swaption Expiration: Dec 2017; Contracts: 42,216,000; Exercise Rate: 2.43%; Counterparty: Citibank, NA(c)	USD	42,216,000	152,047

Options on Forward Contracts – 0.0%
USD/MXN Expiration: Aug 2018; Contracts: 2,800,000; Exercise Price: USD 17.50; Counterparty: Credit Suisse International(c)	USD	2,800,000	24,715

Total Options Purchased – Puts (premiums paid $183,067)			176,762

58 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

INVESTMENT COMPANIES – 0.0%
Funds and Investment Trusts – 0.0%
Altaba, Inc.(c)(f) (cost $40,415)		1,120	$78,467

RIGHTS – 0.0%
Consumer Staples – 0.0%
Food & Staples Retailing – 0.0%
Safeway, Inc., expiring 2/02/19(c)(d)(g)		620	629
Safeway, Inc., expiring 2/02/17(c)(d)(g)		620	31

			660

Industrials – 0.0%
Aerospace & Defense – 0.0%
Rolls-Royce Holdings PLC, expiring 12/01/17(c)(g)		58,466	79

Total Rights (cost $724)			739

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 9.9%
Governments – Treasuries – 7.3%
Japan – 7.3%
Japan Treasury Discount Bill Series 707 Zero Coupon, 12/11/17 (cost $21,285,582)	JPY	2,309,000	20,517,386

		Shares
Investment Companies – 2.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.91%(f)(h)(i) (cost $7,373,236)		7,373,236	7,373,236

Total Short-Term Investments (cost $28,658,818)			27,890,622

Total Investments Before Security Lending Collateral for Securities Loaned – 96.1% (cost $260,356,187)			270,978,230

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 59

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.5%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.91%(f)(h)(i) (cost $1,332,435)	1,332,435	$1,332,435

Total Investments – 96.6% (cost $261,688,622)		272,310,665
Other assets less liabilities – 3.4%		9,496,397

Net Assets – 100.0%		$281,807,062

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at November 30, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	35	December 2017	AUD	3,500		$3,420,102	$3,458,666	$38,564
Brent Crude Futures	28	March 2018	USD	28		1,753,131	1,745,520	(7,611)
Canadian 10 Yr Bond Futures	191	March 2018	CAD	19,100		20,120,331	20,237,724	117,393
Cattle Feeder Futures	18	January 2018	USD	900		1,365,668	1,387,575	21,907
Cocoa Futures	94	March 2018	USD	1		1,952,255	1,926,060	(26,195)
Coffee Robusta Futures	70	January 2018	USD	1		1,381,520	1,208,200	(173,320)
Coffee ‘C’ Futures	19	March 2018	USD	713		914,199	915,562	1,363
Copper Futures	40	March 2018	USD	1,000		3,112,249	3,064,000	(48,249)
Corn Futures	151	March 2018	USD	755		2,680,277	2,685,913	5,636
Cotton No.2 Futures	94	March 2018	USD	4,700		3,230,417	3,422,070	191,653
Euro STOXX 50 Index Futures	469	December 2017	EUR	5		19,548,517	19,945,451	396,934
Euro-Bund Futures	34	December 2017	EUR	3,400		6,590,771	6,585,031	(5,740)
FTSE 100 Index Futures	32	December 2017	GBP	– 0	–**	3,216,696	3,171,758	(44,938)

60 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at November 30, 2017	Unrealized Appreciation/ (Depreciation)
Gasoline RBOB Futures	28	January 2018	USD	1,176		$1,860,311	$2,034,480	$174,169
Gold 100 OZ Futures	31	February 2018	USD	3		3,986,058	3,957,770	(28,288)
Hang Seng Index Futures	3	December 2017	HKD	– 0	–**	575,345	563,094	(12,251)
KC HRW Wheat Futures	73	March 2018	USD	365		1,621,710	1,574,975	(46,735)
Lean Hogs Futures	57	February 2018	USD	2,280		1,598,563	1,590,870	(7,693)
Live Cattle Futures	27	February 2018	USD	1,080		1,363,042	1,349,730	(13,312)
LME Lead Futures	37	December 2017	USD	1		2,162,516	2,287,987	125,471
LME Nickel Futures	15	December 2017	USD	– 0	–**	1,089,250	995,130	(94,120)
LME Nickel Futures	28	January 2018	USD	– 0	–**	1,992,853	1,861,272	(131,581)
LME Primary Aluminum Futures	119	December 2017	USD	3		6,266,775	6,048,175	(218,600)
LME Primary Aluminum Futures	85	January 2018	USD	2		4,470,397	4,333,938	(136,459)
LME Zinc Futures	27	January 2018	USD	1		2,120,024	2,131,144	11,120
Long Gilt Futures	65	March 2018	GBP	6,500		10,910,090	10,865,185	(44,905)
Low SU Gasoil Futures	41	December 2017	USD	4		2,157,700	2,283,700	126,000
Mini MSCI Emerging Markets Futures	208	December 2017	USD	10		11,486,507	11,648,000	161,493
Natural Gas Futures	97	January 2018	USD	970		3,177,329	2,934,250	(243,079)
Nikkei 225 (CME) Futures	112	December 2017	USD	1		10,976,326	12,812,800	1,836,474
NY Harbor ULSD Futures	57	January 2018	USD	2,394		4,506,548	4,542,854	36,306
Palladium Futures	26	March 2018	USD	3		2,570,029	2,609,230	39,201
Platinum Futures	78	January 2018	USD	4		3,703,612	3,675,750	(27,862)
Russell 2000 Mini Futures	136	December 2017	USD	7		9,728,627	10,508,720	780,093
S&P Mid 400 E-Mini Futures	16	December 2017	USD	2		2,822,753	3,040,000	217,247
S&P TSX 60 Index Futures	11	December 2017	CAD	2		1,496,223	1,622,013	125,790
Silver Futures	26	March 2018	USD	130		2,214,485	2,141,620	(72,865)

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 61

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at November 30, 2017	Unrealized Appreciation/ (Depreciation)
Soybean Futures	68	January 2018	USD	340		$3,397,127	$3,351,550	$(45,577)
Soybean Meal Futures	120	January 2018	USD	12		3,763,084	3,918,000	154,916
Soybean Oil Futures	128	January 2018	USD	7,680		2,648,443	2,599,680	(48,763)
SPI 200 Futures	4	December 2017	AUD	– 0	–**	431,308	452,781	21,473
Sugar 11 (World) Futures	83	March 2018	USD	9,296		1,389,106	1,401,837	12,731
TOPIX Index Futures	12	December 2017	JPY	120		1,706,701	1,916,034	209,333
U.S. T-Note 5 Yr (CBT) Futures	96	March 2018	USD	9,600		11,212,200	11,169,000	(43,200)
Wheat (CBT) Futures	73	March 2018	USD	365		1,614,429	1,580,450	(33,979)
WTI Crude Futures	32	January 2018	USD	32		1,762,000	1,836,800	74,800

Sold Contracts
10 Yr Japan Bond (OSE) Futures	14	December 2017	JPY	1,400,000		18,791,868	18,774,890	16,978
Gasoline RBOB Futures	30	December 2017	USD	1,260		2,201,220	2,179,800	21,420
Gold 100 OZ Futures	4	February 2018	USD	– 0	–**	510,952	510,680	272
Live Cattle Futures	10	February 2018	USD	400		500,300	499,900	400
LME Lead Futures	16	December 2017	USD	– 0	–**	997,510	989,400	8,110
LME Nickel Futures	15	December 2017	USD	– 0	–**	995,558	995,130	428
LME Nickel Futures	10	January 2018	USD	– 0	–**	699,694	664,740	34,954
LME Primary Aluminum Futures	119	December 2017	USD	3		6,273,942	6,048,175	225,767
LME Primary Aluminum Futures	4	January 2018	USD	– 0	–**	210,914	203,950	6,964
LME Zinc Futures	3	January 2018	USD	– 0	–**	236,636	236,794	(158)

62 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at November 30, 2017	Unrealized Appreciation/ (Depreciation)
Palladium Futures	4	March 2018	USD	– 0	–**	$395,489	$401,420	$(5,931)
S&P 500 E-Mini Futures	82	December 2017	USD	4		10,319,913	10,856,390	(536,477)
WTI Crude Futures	7	December 2017	USD	7		393,983	401,800	(7,817)

								$3,089,655

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	CNY	18,555	USD	2,827	12/13/17	$19,625
Australia and New Zealand Banking Group Ltd.	CNY	18,650	USD	2,816	12/13/17	(5,721)
Australia and New Zealand Banking Group Ltd.	CNY	69,432	USD	10,564	12/18/17	63,605
Australia and New Zealand Banking Group Ltd.	AUD	2,184	JPY	191,117	1/16/18	51,094
Australia and New Zealand Banking Group Ltd.	JPY	126,918	GBP	842	3/14/18	8,593
Bank of America, NA	BRL	10,678	USD	3,274	12/04/17	11,852
Bank of America, NA	BRL	15,019	USD	4,553	12/04/17	(35,485)
Bank of America, NA	USD	7,916	BRL	25,697	12/04/17	(65,996)
Bank of America, NA	COP	5,225,385	USD	1,718	12/07/17	(13,735)
Bank of America, NA	NOK	8,825	USD	1,142	12/18/17	80,701
Bank of America, NA	USD	2,394	PLN	8,524	12/18/17	21,263
Bank of America, NA	JPY	2,310,175	USD	21,465	12/22/17	917,706
Bank of America, NA	AUD	3,557	USD	2,819	1/16/18	129,372
Bank of America, NA	USD	2,158	JPY	242,295	1/16/18	772
Bank of America, NA	USD	2,774	MXN	50,532	1/16/18	(83,214)
Bank of America, NA	USD	1,714	SEK	13,853	1/16/18	(53,515)
Bank of America, NA	RUB	66,853	USD	1,135	1/25/18	(291)
Bank of America, NA	USD	1,131	RUB	67,081	1/25/18	8,360
Barclays Bank PLC	USD	673	ZAR	9,538	12/07/17	21,885
Barclays Bank PLC	CNY	37,320	USD	5,672	12/13/17	25,336
Barclays Bank PLC	USD	1,138	CNY	7,520	12/13/17	(604)
Barclays Bank PLC	INR	182,401	USD	2,776	12/14/17	(44,524)
Barclays Bank PLC	USD	2,826	INR	182,401	12/14/17	(6,227)
Barclays Bank PLC	CNY	18,652	USD	2,834	12/15/17	12,321
Barclays Bank PLC	CAD	11,884	USD	9,593	12/18/17	379,592
Barclays Bank PLC	JPY	3,832,399	USD	35,366	12/18/17	1,288,907
Barclays Bank PLC	SEK	14,223	EUR	1,462	12/18/17	41,179
Barclays Bank PLC	TWD	85,689	USD	2,832	12/20/17	(25,780)
Barclays Bank PLC	USD	2,854	TWD	85,689	12/20/17	3,141

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 63

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	AUD	4,405	USD	3,396	1/16/18	$65,021
Barclays Bank PLC	CAD	2,893	USD	2,284	1/16/18	40,488
Barclays Bank PLC	CHF	2,234	USD	2,288	1/16/18	8,584
Barclays Bank PLC	CHF	1,146	USD	1,151	1/16/18	(17,888)
Barclays Bank PLC	EUR	1,448	USD	1,685	1/16/18	(44,020)
Barclays Bank PLC	GBP	1,893	EUR	2,108	1/16/18	(47,938)
Barclays Bank PLC	GBP	1,287	PLN	6,198	1/16/18	13,917
Barclays Bank PLC	GBP	1,926	USD	2,565	1/16/18	(44,089)
Barclays Bank PLC	HUF	446,219	USD	1,666	1/16/18	(36,111)
Barclays Bank PLC	JPY	319,062	USD	2,854	1/16/18	12,193
Barclays Bank PLC	MXN	32,980	USD	1,704	1/16/18	(52,109)
Barclays Bank PLC	NOK	11,494	EUR	1,179	1/16/18	23,399
Barclays Bank PLC	SEK	19,003	USD	2,281	1/16/18	2,603
Barclays Bank PLC	TRY	6,728	EUR	1,436	1/16/18	20,605
Barclays Bank PLC	TRY	8,646	USD	2,267	1/16/18	90,546
Barclays Bank PLC	USD	2,779	AUD	3,547	1/16/18	(96,699)
Barclays Bank PLC	USD	2,666	CAD	3,339	1/16/18	(75,681)
Barclays Bank PLC	USD	5,139	CHF	5,104	1/16/18	69,258
Barclays Bank PLC	USD	1,727	JPY	195,053	1/16/18	10,860
Barclays Bank PLC	USD	1,697	SEK	13,682	1/16/18	(56,877)
Barclays Bank PLC	KRW	753,627	USD	672	1/18/18	(20,657)
Barclays Bank PLC	USD	2,968	KRW	3,250,169	1/18/18	20,394
Barclays Bank PLC	USD	1,884	ZAR	27,068	1/25/18	72,879
Barclays Bank PLC	CNY	15,085	USD	2,273	2/07/18	2,969
Barclays Bank PLC	CNY	15,047	USD	2,264	2/07/18	(621)
Barclays Bank PLC	TWD	170,525	USD	5,739	2/07/18	35,786
Barclays Bank PLC	USD	5,661	CNY	37,643	2/07/18	3,256
Barclays Bank PLC	JPY	127,022	USD	1,136	3/14/18	1,023
Barclays Bank PLC	USD	1,147	HUF	297,086	3/14/18	(10,421)
BNP Paribas SA	COP	6,713,646	USD	2,236	12/07/17	10,642
BNP Paribas SA	HKD	7,454	USD	955	12/18/17	499
BNP Paribas SA	USD	2,974	CZK	64,510	12/18/17	38,359
BNP Paribas SA	CAD	4,046	USD	3,247	1/16/18	108,315
BNP Paribas SA	MXN	83,765	USD	4,505	1/16/18	43,321
BNP Paribas SA	NZD	2,320	USD	1,682	1/16/18	97,107
BNP Paribas SA	USD	570	CZK	12,445	1/16/18	12,984
BNP Paribas SA	USD	1,135	GBP	835	1/16/18	(4,192)
BNP Paribas SA	USD	2,225	COP	6,713,646	2/07/18	(11,119)
Brown Brothers Harriman & Co.	GBP	515	USD	674	12/18/17	(22,730)
Citibank, NA	COP	5,207,925	USD	1,707	12/07/17	(19,159)
Citibank, NA	USD	2,849	COP	8,616,030	12/07/17	6,884
Citibank, NA	USD	2,849	COP	8,549,997	12/07/17	(15,309)
Citibank, NA	USD	9,991	CNY	66,500	12/13/17	71,653
Citibank, NA	USD	2,838	CNY	18,716	12/15/17	(6,887)
Citibank, NA	EUR	2,386	USD	2,813	12/18/17	(29,466)
Citibank, NA	PLN	4,156	USD	1,139	12/18/17	(38,640)
Citibank, NA	SEK	13,851	USD	1,712	12/18/17	55,113
Citibank, NA	USD	6,165	NOK	47,874	12/18/17	(407,556)
Citibank, NA	TRY	4,353	EUR	960	1/03/18	44,101
Citibank, NA	TRY	9,825	USD	2,574	1/10/18	95,653
Citibank, NA	CNY	37,731	USD	5,632	1/16/18	(57,600)

64 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	EUR	957	TRY	4,446	1/16/18	$(23,510)
Citibank, NA	EUR	2,410	USD	2,828	1/16/18	(49,264)
Citibank, NA	SEK	9,508	CHF	1,113	1/16/18	(4,226)
Citibank, NA	SEK	15,920	USD	1,911	1/16/18	2,713
Citibank, NA	TRY	8,747	USD	2,248	1/16/18	46,016
Citibank, NA	USD	1,701	AUD	2,172	1/16/18	(58,953)
Citibank, NA	USD	2,260	CAD	2,840	1/16/18	(57,556)
Citibank, NA	USD	1,148	CHF	1,137	1/16/18	11,987
Citibank, NA	USD	1,721	CZK	37,737	1/16/18	47,650
Citibank, NA	USD	2,855	GBP	2,171	1/16/18	85,817
Citibank, NA	USD	1,704	MXN	32,920	1/16/18	48,770
Citibank, NA	USD	2,254	NZD	3,165	1/16/18	(91,740)
Citibank, NA	USD	6,312	TRY	24,470	1/16/18	(151,660)
Citibank, NA	USD	1,685	ZAR	23,424	1/16/18	10,942
Citibank, NA	ZAR	24,293	USD	1,692	1/16/18	(67,048)
Citibank, NA	USD	2,277	RUB	138,392	1/25/18	73,690
Citibank, NA	USD	1,152	ZAR	16,255	1/25/18	23,664
Citibank, NA	ZAR	24,533	USD	1,704	1/25/18	(70,106)
Citibank, NA	COP	3,406,740	USD	1,128	2/07/18	4,521
Citibank, NA	CHF	1,966	USD	2,016	3/14/18	2,143
Citibank, NA	NOK	9,233	EUR	947	3/14/18	20,989
Citibank, NA	SEK	9,233	EUR	934	3/14/18	8,429
Citibank, NA	TRY	9,010	USD	2,196	3/14/18	(29,958)
Citibank, NA	USD	1,118	MXN	21,347	3/14/18	7,615
Citibank, NA	USD	1,140	NOK	9,239	3/14/18	(26,473)
Citibank, NA	USD	556	TRY	2,279	3/14/18	6,636
Citibank, NA	ZAR	7,911	USD	557	3/14/18	(10,125)
Credit Suisse International	BRL	1,304	USD	407	12/04/17	8,914
Credit Suisse International	USD	400	BRL	1,304	12/04/17	(1,447)
Credit Suisse International	USD	1,156	COP	3,491,979	12/07/17	1,489
Credit Suisse International	EUR	7,330	USD	8,512	12/15/17	(218,588)
Credit Suisse International	NOK	4,677	USD	568	12/18/17	5,791
Credit Suisse International	CAD	3,628	MXN	54,982	1/16/18	113,944
Credit Suisse International	CHF	2,836	USD	2,865	1/16/18	(28,968)
Credit Suisse International	ILS	13,928	USD	3,959	1/16/18	(31,938)
Credit Suisse International	JPY	126,611	NZD	1,641	1/16/18	(6,880)
Credit Suisse International	JPY	196,355	USD	1,728	1/16/18	(21,086)
Credit Suisse International	USD	1,717	HUF	446,219	1/16/18	(15,311)
Credit Suisse International	USD	1,556	MYR	6,573	1/26/18	51,547

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 65

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	CHF	1,393	GBP	1,066	3/14/18	$19,437
Deutsche Bank AG	BRL	24,367	USD	7,510	12/04/17	65,931
Deutsche Bank AG	USD	4,137	BRL	13,702	12/04/17	48,658
Deutsche Bank AG	USD	3,275	BRL	10,665	12/04/17	(17,254)
Deutsche Bank AG	COP	3,511,050	USD	1,161	12/07/17	(2,937)
Deutsche Bank AG	USD	5,705	CNY	37,604	12/18/17	(17,645)
Deutsche Bank AG	USD	571	HUF	146,000	12/18/17	(15,339)
Deutsche Bank AG	BRL	1,304	USD	404	1/03/18	6,782
Deutsche Bank AG	USD	2,899	BRL	9,361	1/03/18	(48,690)
Deutsche Bank AG	ILS	6,042	EUR	1,459	1/16/18	10,659
Deutsche Bank AG	USD	3,987	CHF	3,934	1/16/18	26,596
Deutsche Bank AG	GBP	1,071	USD	1,427	3/14/18	(26,094)
Goldman Sachs Bank USA	NZD	8,939	USD	6,432	12/18/17	323,433
Goldman Sachs Bank USA	TRY	11,099	EUR	2,552	1/04/18	239,167
Goldman Sachs Bank USA	EUR	2,417	AUD	3,647	1/16/18	(127,282)
Goldman Sachs Bank USA	MXN	31,542	EUR	1,402	1/16/18	(6,679)
Goldman Sachs Bank USA	MXN	15,897	USD	860	1/16/18	13,647
Goldman Sachs Bank USA	MXN	33,151	USD	1,757	1/16/18	(8,650)
Goldman Sachs Bank USA	NOK	4,353	USD	537	1/16/18	13,037
Goldman Sachs Bank USA	SEK	9,297	EUR	963	1/16/18	35,071
Goldman Sachs Bank USA	USD	1,713	TRY	6,399	1/16/18	(102,011)
Goldman Sachs Bank USA	USD	1,136	ZAR	15,338	1/16/18	(25,069)
Goldman Sachs Bank USA	ZAR	44,819	USD	3,220	1/25/18	(20,707)
JPMorgan Chase Bank, NA	ZAR	9,537	USD	675	12/07/17	(20,025)
JPMorgan Chase Bank, NA	USD	77	CNY	505	12/13/17	(216)
JPMorgan Chase Bank, NA	USD	3,906	CNY	25,749	12/18/17	(11,976)
JPMorgan Chase Bank, NA	JPY	254,687	USD	2,260	1/16/18	(8,407)
JPMorgan Chase Bank, NA	MXN	22,249	USD	1,148	1/16/18	(36,626)
JPMorgan Chase Bank, NA	USD	2,282	JPY	257,845	1/16/18	15,036
JPMorgan Chase Bank, NA	USD	4,439	MXN	82,281	1/16/18	(57,318)
JPMorgan Chase Bank, NA	ZAR	14,395	USD	1,009	1/16/18	(33,510)

66 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.	USD	1,704	EUR	1,427	12/15/17	$(3,982)
Morgan Stanley Capital Services, Inc.	CNY	18,689	USD	2,827	12/27/17	3,581
Morgan Stanley Capital Services, Inc.	AUD	2,978	USD	2,283	1/16/18	31,050
Morgan Stanley Capital Services, Inc.	EUR	998	SEK	9,700	1/16/18	(28,206)
Morgan Stanley Capital Services, Inc.	NZD	1,655	AUD	1,494	1/16/18	(931)
Royal Bank of Scotland PLC	CHF	1,426	USD	1,501	12/18/17	49,488
Royal Bank of Scotland PLC	CZK	24,546	USD	1,128	12/18/17	(18,201)
Royal Bank of Scotland PLC	SEK	13,816	USD	1,706	12/18/17	54,044
Royal Bank of Scotland PLC	CAD	1,471	USD	1,141	1/16/18	(423)
Royal Bank of Scotland PLC	NZD	3,165	USD	2,277	1/16/18	114,569
Royal Bank of Scotland PLC	USD	1,696	NZD	2,320	1/16/18	(111,548)
Royal Bank of Scotland PLC	EUR	1,436	ILS	5,947	3/14/18	(11,344)
Royal Bank of Scotland PLC	GBP	852	EUR	950	3/14/18	(17,968)
Standard Chartered Bank	CNY	64	USD	10	12/15/17	(60)
Standard Chartered Bank	HUF	146,000	USD	547	12/18/17	(8,956)
Standard Chartered Bank	USD	914	CNY	6,079	12/18/17	5,534
Standard Chartered Bank	USD	2,803	CNY	18,689	12/27/17	20,447
Standard Chartered Bank	TRY	4,453	EUR	950	1/04/18	7,503
Standard Chartered Bank	USD	4,506	CNY	30,069	1/10/18	30,893
Standard Chartered Bank	CHF	2,773	USD	2,840	1/16/18	10,289
Standard Chartered Bank	GBP	878	USD	1,150	1/16/18	(39,585)
Standard Chartered Bank	JPY	318,658	USD	2,842	1/16/18	3,950
Standard Chartered Bank	JPY	65,270	USD	573	1/16/18	(8,006)

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 67

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Standard Chartered Bank	MXN	10,906	USD	569	1/16/18	$(12,248)
Standard Chartered Bank	NOK	9,285	EUR	951	1/16/18	17,801
Standard Chartered Bank	TRY	4,211	EUR	937	1/16/18	58,692
Standard Chartered Bank	USD	5,661	CNY	37,731	1/16/18	29,107
Standard Chartered Bank	USD	1,716	JPY	194,221	1/16/18	13,898
Standard Chartered Bank	USD	3,406	JPY	381,298	1/16/18	(9,014)
Standard Chartered Bank	USD	842	MXN	16,348	1/16/18	29,166
Standard Chartered Bank	USD	2,800	INR	182,457	3/12/18	(3,285)
State Street Bank & Trust Co.	CAD	492	USD	394	12/18/17	12,409
State Street Bank & Trust Co.	CHF	136	USD	143	12/18/17	4,859
State Street Bank & Trust Co.	DKK	3,313	USD	535	12/18/17	4,400
State Street Bank & Trust Co.	DKK	1,037	USD	166	12/18/17	(229)
State Street Bank & Trust Co.	EUR	11,422	USD	13,718	12/18/17	110,093
State Street Bank & Trust Co.	EUR	310	USD	364	12/18/17	(5,021)
State Street Bank & Trust Co.	HKD	822	USD	105	12/18/17	214
State Street Bank & Trust Co.	JPY	101,810	USD	926	12/18/17	20,740
State Street Bank & Trust Co.	JPY	29,467	USD	259	12/18/17	(3,134)
State Street Bank & Trust Co.	NOK	2,818	USD	363	12/18/17	24,392
State Street Bank & Trust Co.	NZD	510	USD	367	12/18/17	18,648
State Street Bank & Trust Co.	SEK	11,379	USD	1,428	12/18/17	66,748
State Street Bank & Trust Co.	SGD	767	USD	568	12/18/17	(1,019)
State Street Bank & Trust Co.	USD	207	EUR	176	12/18/17	2,956
State Street Bank & Trust Co.	USD	6,286	EUR	5,234	12/18/17	(50,446)
State Street Bank & Trust Co.	USD	91	JPY	9,813	12/18/17	(3,273)
State Street Bank & Trust Co.	USD	181	NZD	248	12/18/17	(11,367)
State Street Bank & Trust Co.	USD	9,007	SEK	71,323	12/18/17	(477,848)

68 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	27	TRY	97	12/18/17	$(2,745)
State Street Bank & Trust Co.	CNY	30,069	USD	4,494	1/10/18	(42,568)
State Street Bank & Trust Co.	AUD	718	USD	550	1/16/18	6,796
State Street Bank & Trust Co.	CZK	30,681	EUR	1,198	1/16/18	(7,631)
State Street Bank & Trust Co.	EUR	2,366	USD	2,769	1/16/18	(55,614)
State Street Bank & Trust Co.	JPY	181,186	USD	1,601	1/16/18	(12,700)
State Street Bank & Trust Co.	NZD	1,641	EUR	952	1/16/18	15,223
State Street Bank & Trust Co.	PLN	5,093	EUR	1,195	1/16/18	(17,441)
State Street Bank & Trust Co.	AUD	144	USD	109	3/14/18	142
State Street Bank & Trust Co.	EUR	966	GBP	856	3/14/18	4,298
UBS AG	AUD	6,967	USD	5,543	12/18/17	274,248
UBS AG	GBP	5,751	USD	7,532	12/18/17	(250,230)
UBS AG	USD	1,760	GBP	1,339	12/18/17	51,746
UBS AG	CHF	1,657	USD	1,711	1/16/18	20,533
UBS AG	EUR	3,551	USD	4,179	1/16/18	(59,740)
UBS AG	USD	3,995	GBP	2,978	1/16/18	39,922

						$2,445,920

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust	Morgan Stanley & Co., Inc.	1,116	USD	246.00	December 2017	USD	112	$84,768	$(16,740)

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

CURRENCY OPTIONS WRITTEN (see Note D)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Call
USD vs. MXN/Credit Suisse International	USD	22.00	08/2018	2,800,000	USD	2,800	$54,516	$(37,016)
Put
SEK vs. EUR/ UBS AG	SEK	10.100	02/2018	24,442,000	SEK	24,442	15,760	(19,543)
TRY vs. EUR/ Goldman Sachs Bank USA	TRY	4.550	01/2018	21,704,000	TRY	21,704	51,924	(233,091)
TRY vs. USD/ Citibank, NA	TRY	4.050	01/2018	22,883,000	TRY	22,883	54,530	(64,050)
ZAR vs. USD/ Goldman Sachs Bank USA	ZAR	14.800	01/2018	83,309,000	ZAR	83,309	91,128	(52,628)

							$267,858	$(406,328)

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	Counter- Party	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Put
OTC – 1 Year Interest Rate Swap	3 Month LIBOR	Citibank, NA	2.56%	12/18/17	$42,216	$37,572	$(25,878)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at November 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00%	Quarterly	2.37%	USD	12,250	$1,118,833	$250,395	$868,438
CDX-NAIG Series 26, 5 Year Index, 6/20/21*	1.00	Quarterly	0.35	USD	18,750	454,422	144,241	310,181

						$1,573,255	$394,636	$1,178,619

*	Termination date

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
AUD	15,000	7/09/25	6 Month BBSW	3.168%	Semi-Annual/ Semi-Annual	$530,981
AUD	4,740	2/23/27	6 Month BBSW	3.040%	Semi-Annual/ Semi-Annual	118,000
NZD	20,260	2/24/27	3 Month BKBM	3.508%	Quarterly/ Semi-Annual	673,648
AUD	9,490	2/27/27	6 Month BBSW	2.975%	Semi-Annual/ Semi-Annual	193,953
NZD	10,120	2/28/27	3 Month BKBM	3.445%	Quarterly/ Semi-Annual	298,573

						$1,815,155

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at November 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Goldman Sachs International iTraxx Australia Series 24, 5 Year Index, 12/20/20*	(1.00)%	Quarterly	0.28%	USD	1,110	$(26,203)	$7,405	$(33,608)
Goldman Sachs International iTraxx Australia Series 24, 5 Year Index, 12/20/20*	(1.00)	Quarterly	0.28	USD	1,490	(35,173)	9,943	(45,116)
Sale Contracts
Deutsche Bank AG iTraxx Australia Series 24, 5 Year Index, 12/20/20*	1.00	Quarterly	0.28	USD	2,600	61,375	(19,020)	80,395

						$(1)	$(1,672)	$1,671

*	Termination date

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

**	Notional amount less than 500.

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2017, the aggregate market value of these securities amounted to $586,283 or 0.2% of net assets.

(c)	Non-income producing security.

(d)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(e)	Floating Rate Security. Stated interest/floor rate was in effect at November 30, 2017.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(h)	Affiliated investments.

(i)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CME – Chicago Mercantile Exchange

CPI – Consumer Price Index

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

IRS – Interest Rate Swaption

KC HRW – Kansas City Hard Red Winter

LIBOR – London Interbank Offered Rates

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

OSE – Osaka Securities Exchange

RBOB – Reformulated Gasoline Blend-Stock for Oxygen Blending (Unleaded Gas)

REG – Registered Shares

REIT – Real Estate Investment Trust

RSP – Risparmio (Convertible Savings Shares)

SPDR – Standard & Poor’s Depository Receipt

SPI – Share Price Index

TIPS – Treasury Inflation Protected Security

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

ULSD – Ultra-Low Sulfur Diesel

WTI – West Texas Intermediate

See notes to financial statements.

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CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

November 30, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $252,982,951)	$263,604,994 (a)
Affiliated issuers (cost $8,705,671—including investment of cash collateral for securities loaned of $1,332,435)	8,705,671
Cash	45,515
Cash collateral due from broker	7,546,264
Foreign currencies, at value (cost $4,100,705)	3,196,078
Unrealized appreciation on forward currency exchange contracts	6,722,816
Unaffiliated interest and dividends receivable	362,465
Unrealized appreciation on credit default swaps	80,395
Receivable from third party regulatory settlement	43,921
Receivable for capital stock sold	28,162
Upfront premiums paid on credit default swaps	17,348
Affiliated dividends receivable	4,546

Total assets	290,358,175

Liabilities
Options written, at value (premiums received $352,626)	423,068
Swaptions written, at value (premiums received $37,572)	25,878
Unrealized depreciation on forward currency exchange contracts	4,276,896
Payable for collateral received on securities loaned	1,306,312
Payable for variation margin on futures	750,083
Cash collateral due to broker	520,000
Payable for capital stock redeemed	263,118
Payable for variation margin on exchange traded swaps	136,688
Advisory fee payable	129,482
Unrealized depreciation on credit default swaps	78,724
Distribution fee payable	64,254
Transfer Agent fee payable	38,565
Collateral due to Securities Lending Agent	26,123
Upfront premiums received on credit default swaps	19,020
Administrative fee payable	16,060
Directors’ fees payable	76
Accrued expenses	476,766

Total liabilities	8,551,113

Net Assets	$281,807,062

Composition of Net Assets
Capital stock, at par	$169,042
Additional paid-in capital	273,140,068
Distributions in excess of net investment income	(2,925,727)
Accumulated net realized loss on investment and foreign currency transactions	(6,955,452)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	18,379,131

$281,807,062

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$243,518,028	14,535,460	$16.75	*

B	$2,643,311	174,676	$15.13

C	$12,187,658	803,369	$15.17

Advisor	$17,199,626	1,016,797	$16.92

R	$2,525,576	152,232	$16.59

K	$1,265,438	75,718	$16.71

I	$2,467,425	145,967	$16.90

(a)	Includes securities on loan with a value of $1,278,886 (see Note E).

*	The maximum offering price per share for Class A shares was $17.49 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended November 30, 2017

Investment Income
Interest (net of foreign taxes withheld of $225)	$3,742,738
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $128,256)	1,989,717
Affiliated issuers	117,052
Other income	3,423	$5,852,930

Expenses
Advisory fee (see Note B)	1,634,353
Distribution fee—Class A	594,428
Distribution fee—Class B	30,961
Distribution fee—Class C	246,485
Distribution fee—Class R	13,430
Distribution fee—Class K	3,294
Transfer agency—Class A	421,855
Transfer agency—Class B	6,905
Transfer agency—Class C	46,347
Transfer agency—Advisor Class	26,470
Transfer agency—Class R	7,096
Transfer agency—Class K	2,690
Transfer agency—Class I	1,670
Custodian	362,015
Audit and tax	153,058
Registration fees	113,644
Printing	74,755
Administrative	70,426
Legal	45,723
Directors’ fees	28,619
Miscellaneous	32,188

Total expenses	3,916,412
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(41,856)

Net expenses		3,874,556

Net investment income		1,978,374

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions	$4,454,800
Forward currency exchange contracts	(3,185,798)
Futures	5,358,868
Options written	5,494,469
Swaps	389,109
Swaptions written	319,582
Foreign currency transactions	2,240,698
Net change in unrealized appreciation/depreciation of:
Investments	10,471,210
Forward currency exchange contracts	2,265,086
Futures	2,188,007
Options written	(1,615,117)
Swaps	2,252,483
Swaptions written	28,218
Foreign currency denominated assets and liabilities	(230,159)

Net gain on investment and foreign currency transactions	30,431,456

Contributions from Adviser (see Note B)	3,108

Net Increase in Net Assets from Operations	$32,412,938

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2017	Year Ended November 30, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,978,374	$2,629,213
Net realized gain on investment and foreign currency transactions	15,071,728	7,866,079
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	15,359,728	(2,178,251)
Contributions from Adviser (see Note B)	3,108	652

Net increase in net assets from operations	32,412,938	8,317,693
Dividends to Shareholders from
Net investment income
Class A	(12,060,264)	(166,587)
Class B	(176,673)	– 0	–
Class C	(2,068,206)	– 0	–
Advisor Class	(712,844)	(37,257)
Class R	(132,112)	– 0	–
Class K	(77,414)	(1,139)
Class I	(132,489)	(918)
Capital Stock Transactions
Net decrease	(27,616,944)	(69,922,020)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	43,921	– 0	–

Total decrease	(10,520,087)	(61,810,228)
Net Assets
Beginning of period	292,327,149	354,137,377

End of period (including distributions in excess of net investment income of ($2,925,727) and undistributed net investment income of $8,440,809, respectively)	$281,807,062	$292,327,149

See notes to consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

November 30, 2017

NOTE A

Significant Accounting Policies

AB Global Risk Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Global Risk Allocation, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of November 30, 2017, net assets of the Fund were $281,807,062, of which $9,945,906, or approximately 4%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used,

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the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2017:

Investments in Securities:	Level 1			Level 2	Level 3		Total
Assets:
Inflation-Linked Securities	$	– 0	–	$158,207,805	$	– 0 –	$158,207,805
Common Stocks:
Financials		4,913,004		7,949,549		– 0 –	12,862,553
Information Technology		6,482,397		1,634,662		– 0 –	8,117,059
Industrials		3,766,410		3,375,824		– 0 –	7,142,234

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2		Level 3			Total
Consumer Staples	$3,744,326		$2,893,288		$	– 0	–	$6,637,614
Consumer Discretionary	3,495,752		3,057,294			– 0	–	6,553,046
Health Care	3,866,154		2,616,913			– 0	–	6,483,067
Materials	3,017,915		2,564,934			– 0	–	5,582,849
Energy	2,165,657		2,643,441			– 0	–	4,809,098
Utilities	2,803,998		1,926,706			– 0	–	4,730,704
Real Estate	2,022,204		1,272,829			– 0	–	3,295,033
Telecommunication Services	845,650		943,197			– 0	–	1,788,847
Collateralized Mortgage Obligations	– 0	–	10,153,609			– 0	–	10,153,609
Preferred Stocks	4,133,675		– 0	–		– 0	–	4,133,675
Governments – Sovereign Bonds	– 0	–	1,233,287			– 0	–	1,233,287
Emerging Markets – Corporate Bonds	– 0	–	687,590			– 0	–	687,590
Options Purchased – Calls	– 0	–	413,570			– 0	–	413,570
Options Purchased – Puts	– 0	–	176,762			– 0	–	176,762
Investment Companies	78,467		– 0	–		– 0	–	78,467
Rights	– 0	–	– 0	–		739		739
Short-Term Investments:
Governments – Treasuries	– 0	–	20,517,386			– 0	–	20,517,386
Investment Companies	7,373,236		– 0	–		– 0	–	7,373,236
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,332,435		– 0	–		– 0	–	1,332,435

Total Investments in Securities	50,041,280		222,268,646			739		272,310,665
Other Financial Instruments(a):
Assets:
Futures	4,567,620		627,740			– 0	–	5,195,360	(b)
Forward Currency Exchange Contracts	– 0	–	6,722,816			– 0	–	6,722,816
Centrally Cleared Credit Default Swaps	– 0	–	1,573,255			– 0	–	1,573,255	(b)
Centrally Cleared Interest Rate Swaps	– 0	–	1,815,155			– 0	–	1,815,155	(b)
Credit Default Swaps	– 0	–	61,375			– 0	–	61,375
Liabilities:
Futures	(2,048,516)		(57,189)			– 0	–	(2,105,705	)(b)
Forward Currency Exchange Contracts	– 0	–	(4,276,896)			– 0	–	(4,276,896)
Put Options Written	– 0	–	(16,740)			– 0	–	(16,740)
Currency Options Written	– 0	–	(406,328)			– 0	–	(406,328)
Interest Rate Swaptions	– 0	–	(25,878)			– 0	–	(25,878)
Credit Default Swaps	– 0	–	(61,376)			– 0	–	(61,376)

Total(c)	$52,560,384		$228,224,580			$739		$280,785,703

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments. Exchange-traded swaps with upfront premiums are presented here as market value.

(c)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

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The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks(a)			Rights		Total
Balance as of 11/30/16	$	– 0	–	$797		$797
Accrued discounts/(premiums)		– 0	–	– 0	–	– 0	–
Realized gain (loss)		(24,324)		4		(24,320)
Change in unrealized appreciation/depreciation		24,324		11		24,335
Purchases		– 0	–	77		77
Sales		– 0	–	(150)		(150)
Transfers in to Level 3		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		– 0	–	– 0	–	– 0	–

Balance as of 11/30/17	$	– 0	–	$739		$739

Net change in unrealized appreciation/depreciation from investments held as of 11/30/17(a)	$	– 0	–	$14		$14

(a)	The Fund held securities with zero market value that were sold (or expired) during the reporting period.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying consolidated statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2)

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daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through

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to the Fund as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

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The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2017, the reimbursement for such services amounted to $70,426.

During the year ended November 30, 2017 and the year ended November 30, 2016, the Adviser reimbursed the Fund $3,108 and $652, respectively, for trading losses incurred due to a trade entry error.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $220,299 for the year ended November 30, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,910 from the sale of Class A shares and received $999, $3,245 and $510 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2017.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2017, such waiver amounted to $38,275.

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A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2017 is as follows:

Fund	Market Value 11/30/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/17 (000)	Dividend Income (000)
Government Money Market Portfolio	$16,330	$178,584	$187,540	$7,374	$104
Government Money Market Portfolio*	834	37,772	37,274	1,332	13

Total				$8,706	$117

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended November 30, 2017 amounted to $184,654, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Effective February 27, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $770,253, $3,492,715, $416,294 and $251,193 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2017 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$24,388,727	$62,648,932
U.S. government securities	43,826,239	6,032,109

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$279,049,029

Gross unrealized appreciation	$33,268,538
Gross unrealized depreciation	(34,929,167)

Net unrealized appreciation	$(1,660,629)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or

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payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended November 30, 2017, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2017, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

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•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right,

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but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended November 30, 2017, the Fund held purchased options for hedging and non-hedging purposes. During the year ended November 30, 2017, the Fund held written options for hedging and non-hedging purposes.

During the year ended November 30, 2017, the Fund held written swaptions for hedging and non-hedging purposes.

At November 30, 2017, the maximum payments for written put options amounted to $168,548,999. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the

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counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended November 30, 2017, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations

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with the same counterparty. As of November 30, 2017, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended November 30, 2017, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund and the Subsidiary typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s and the Subsidiary net liability, held by the defaulting party, may be delayed or denied.

The Fund’s and Subsidiary’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the

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net assets of the Fund or the Subsidiary decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s and the Subsidiary OTC counterparty has the right to terminate such transaction and require the Fund or the Subsidiary to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

During the year ended November 30, 2017, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$172,935	*	Receivable/Payable for variation margin on futures	$93,845	*

Equity contracts	Receivable/Payable for variation margin on futures	3,748,837	*	Receivable/Payable for variation margin on futures	593,666	*

Commodity contracts	Receivable/Payable for variation margin on futures	1,273,588	*	Receivable/Payable for variation margin on futures	1,418,194	*

Credit contracts	Receivable/Payable for variation margin on exchange traded swaps	1,178,619	*

Interest rate contracts	Receivable/Payable for variation margin on exchange traded swaps	1,815,155	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	6,722,816		Unrealized depreciation on forward currency exchange contracts	4,276,896

Interest rate contracts	Investments in securities, at value	152,047

Foreign exchange contracts	Investments in securities, at value	124,131

Equity contracts	Investments in securities, at value	314,154

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	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Swaptions written, at value	$25,878
Foreign exchange contracts			Options written, at value	406,328

Equity contracts			Options written, at value	16,740

Credit contracts	Unrealized appreciation on credit default swaps	$80,395	Unrealized depreciation on credit default swaps	78,724

Total		$15,582,677		$6,910,271

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities.

This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(572,958)	$147,787

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	3,340,286	3,406,249

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	2,591,540	(1,366,029)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(3,185,798)	2,265,086

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$210,681	$29,988

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(944,102)	(38,895)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	138,587	705,243

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,856,755	(381,117)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	3,637,714	(1,234,000)

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	319,582	28,218

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(139,425)	1,707,822

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	528,534	544,661

Total		$7,781,396	$5,815,013

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2017:

Futures:
Average original value of buy contracts	$189,633,077
Average original value of sale contracts	$44,182,685
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$261,699,033
Average principal amount of sale contracts	$411,473,379
Purchased Options:
Average monthly cost	$724,146
Options Written:
Average notional amount	$51,757,474
Swaptions Written:
Average notional amount	$46,573,714	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$69,590,316
Credit Default Swaps:
Average notional amount of buy contracts	$2,600,000
Average notional amount of sale contracts	$2,600,000
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$31,134,615

(a)	Positions were open for six months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of

November 30, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table.

AB Global Risk Allocation Fund

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
OTC Derivatives:
Australia and New Zealand Banking Group Ltd.	$142,917	$(5,721)	$	– 0	–	$	– 0	–	$137,196
Bank of America, NA	1,170,026	(252,236)		– 0	–		– 0	–	917,790
Barclays Bank PLC	2,266,142	(580,246)		– 0	–		– 0	–	1,685,896
BNP Paribas SA	311,227	(15,311)		(260,000)			– 0	–	35,916
Citibank, NA	831,822	(831,822)		– 0	–		– 0	–	– 0	–
Credit Suisse International	225,837	(225,837)		– 0	–		– 0	–	– 0	–
Deutsche Bank AG	220,001	(127,959)		(92,042)			– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	710,297	(637,493)		– 0	–		– 0	–	72,804

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Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
JPMorgan Chase Bank, NA	$15,036	$(15,036)	$	– 0	–	$	– 0	–	$	– 0	–
Morgan Stanley Capital Services, Inc.	34,631	(33,119)	– 0	–	– 0	–	1,512
Royal Bank of Scotland PLC	218,101	(159,484)	– 0	–	– 0	–	58,617
Standard Chartered Bank	227,280	(81,154)	– 0	–	– 0	–	146,126
State Street Bank & Trust Co.	291,918	(291,918)	– 0	–	– 0	–	– 0	–
UBS AG	395,134	(329,513)	– 0	–	– 0	–	65,621

Total	$7,060,369	$(3,586,849)	$(352,042)	$	– 0	–	$3,121,478	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
OTC Derivatives:
Australia and New Zealand Banking Group Ltd.	$5,721	$(5,721)	$	– 0	–	$	– 0	–	$	– 0	–
Bank of America, NA	252,236	(252,236)	– 0	–	– 0	–	– 0	–
Barclays Bank PLC	580,246	(580,246)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	15,311	(15,311)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	22,730	– 0	–	– 0	–	– 0	–	22,730
Citibank, NA	1,305,164	(831,822)	– 0	–	– 0	–	473,342
Credit Suisse International	361,234	(225,837)	– 0	–	– 0	–	135,397
Deutsche Bank AG	127,959	(127,959)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	637,493	(637,493)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	168,078	(15,036)	– 0	–	– 0	–	153,042
Morgan Stanley Capital Services, Inc.	33,119	(33,119)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	159,484	(159,484)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	81,154	(81,154)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	691,036	(291,918)	– 0	–	– 0	–	399,118
UBS AG	329,513	(329,513)	– 0	–	– 0	–	– 0	–

Total	$4,770,478	$(3,586,849)	$	– 0	–	$	– 0	–	$1,183,629	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions. During the year ended November 30, 2017, the Fund did not engage in TBA transactions.

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. During the year ended November 30, 2017, the Fund had no transactions in dollar rolls.

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually

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by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2017, the Fund had securities on loan with a value of $1,278,886 and had received cash collateral which has been invested into Government Money Market Portfolio of $1,332,435. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $0 and $13,080 from the borrowers and Government Money Market Portfolio, respectively, for the year ended November 30, 2017; these amounts are reflected in the consolidated statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2017, such waiver amounted to $3,581. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

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NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended November 30, 2017	Year Ended November 30, 2016		Year Ended November 30, 2017	Year Ended November 30, 2016

Class A
Shares sold	608,371	489,236		$9,693,114	$7,396,811

Shares issued in reinvestment of dividends	727,436	10,093		10,926,083	151,290

Shares converted from Class B	67,717	120,858		1,074,933	1,815,343

Shares converted from Class C	1,469,724	– 0	–	23,298,593	– 0	–

Shares redeemed	(2,779,539)	(3,687,023)		(44,282,607)	(55,901,878)

Net increase (decrease)	93,709	(3,066,836)		$710,116	$(46,538,434)

Class B
Shares sold	14,235	16,866		$205,717	$232,023

Shares issued in reinvestment of dividends	12,557	– 0	–	171,656	– 0	–

Shares converted to Class A	(74,654)	(132,695)		(1,074,933)	(1,815,343)

Shares redeemed	(34,173)	(59,593)		(492,420)	(814,791)

Net decrease	(82,035)	(175,422)		$(1,189,980)	$(2,398,111)

Class C
Shares sold	47,516	72,560		$691,927	$994,049

Shares issued in reinvestment of dividends	122,968	– 0	–	1,684,665	– 0	–

Shares converted to Class A	(1,616,943)	– 0	–	(23,298,593)	– 0	–

Shares redeemed	(595,661)	(832,317)		(8,546,258)	(11,474,076)

Net decrease	(2,042,120)	(759,757)		$(29,468,259)	$(10,480,027)

Advisor Class
Shares sold	600,033	238,576		$9,643,985	$3,688,037

Shares issued in reinvestment of dividends	40,167	2,341		607,725	35,351

Shares redeemed	(436,588)	(940,434)		(7,018,969)	(14,105,621)

Net increase (decrease)	203,612	(699,517)		$3,232,741	$(10,382,233)

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	Shares			Amount
	Year Ended November 30, 2017	Year Ended November 30, 2016		Year Ended November 30, 2017	Year Ended November 30, 2016

Class R
Shares sold	25,778	54,770		$404,415	$825,333

Shares issued in reinvestment of dividends	8,849	– 0	–	132,111	– 0	–

Shares redeemed	(58,117)	(158,963)		(919,801)	(2,460,799)

Net decrease	(23,490)	(104,193)		$(383,275)	$(1,635,466)

Class K
Shares sold	15,073	22,149		$238,007	$333,135

Shares issued in reinvestment of dividends	5,164	76		77,410	1,139

Shares redeemed	(59,373)	(34,549)		(936,549)	(513,846)

Net decrease	(39,136)	(12,324)		$(621,132)	$(179,572)

Class I
Shares sold	20,482	139,695		$332,209	$2,095,794

Shares issued in reinvestment of dividends	8,768	61		132,487	918

Shares redeemed	(22,449)	(26,686)		(361,851)	(404,889)

Net increase	6,801	113,070		$102,845	$1,691,823

For the year ended November 30, 2017, the Fund recorded $43,921 related to a third party’s settlement of regulatory proceedings. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Fund’s net asset value, or NAV, when the asset classes in which the Fund’s has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit

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rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Below Investment Grade Securities Risk—Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the

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Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the consolidated statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2017.

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NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended November 30, 2017 and the period ended November 30, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$15,360,002	$205,901

Total distributions paid	$15,360,002	$205,901

As of November 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$8,120,564
Accumulated capital and other losses	(2,796,717	)(a)
Unrealized appreciation/(depreciation)	(2,375,812	)(b)

Total accumulated earnings/(deficit)	$2,948,035

(a)	As of November 30, 2017, the Fund had a net capital loss carryforward of $2,796,717. During the fiscal year, the Fund utilized $13,912,005 of capital loss carry forwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, passive foreign investment companies (PFICs), partnership investments, the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of earnings from the Subsidiary, and corporate restructuring.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2017, the Fund had a net short-term capital loss carryforward of $2,623,591 and a net long-term capital loss carryforward of $173,126, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, passive foreign investment companies (PFICs), partnership investments, foreign currency reclassifications, paydown gain/loss reclassifications, and book/tax differences associated with the treatment of earnings from the Subsidiary, resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

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NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 15.79		$ 15.29		$ 17.54		$ 16.48		$ 17.72

Income From Investment Operations
Net investment income(a)	.13	(b)	.15	(b)†	.16		.21		.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.67		.36		(.60)		1.11		(.02)
Contributions from Adviser	.00	(c)	.00	(c)	.01		– 0	–	.01
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.80		.51		(.43)		1.32		.09

Less: Dividends and Distributions
Dividends from net investment income	(.84)		(.01)		(1.10)		– 0	–	(.15)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.48)		(.26)		(1.18)
Tax return of capital	– 0	–	– 0	–	(.24)		– 0	–	– 0	–

Total dividends and distributions	(.84)		(.01)		(1.82)		(.26)		(1.33)

Net asset value, end of period	$ 16.75		$ 15.79		$ 15.29		$ 17.54		$ 16.48

Total Return
Total investment return based on net asset value(d)*#	12.00%		3.34	%†	(2.56	)%(e)	8.14%		.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$243,518		$228,036		$267,703		$304,092		$330,368
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	1.29%		1.28%		1.28%		1.28%		1.17%
Expenses, before waivers/reimbursements(f)(g)	1.30%		1.30%		1.28%		1.28%		1.17%
Net investment income	.79	%(b)	.96	%(b)†	1.01%		1.25%		.58%
Portfolio turnover rate	30%		79%		250%		96%		158	%**

See footnote summary on page 117.

110 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 14.32		$ 13.96		$ 16.13		$ 15.29		$ 16.57

Income From Investment Operations
Net investment income (loss)(a)	(.02	)(b)	– 0	–(b)(c)†	.01		.08		(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.54		.36		(.52)		1.02		.00	(c)
Contributions from Adviser	.00	(c)	.00	(c)	.01		– 0	–	.01
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.52		.36		(.50)		1.10		(.02)

Less: Dividends and Distributions
Dividends from net investment income	(.71)		– 0	–	(.95)		– 0	–	(.08)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.48)		(.26)		(1.18)
Tax return of capital	– 0	–	– 0	–	(.24)		– 0	–	– 0	–

Total dividends and distributions	(.71)		– 0	–	(1.67)		(.26)		(1.26)

Net asset value, end of period	$ 15.13		$ 14.32		$ 13.96		$ 16.13		$ 15.29

Total Return
Total investment return based on net asset value(d)*#	11.12%		2.58	%†	(3.30	)%(e)	7.32%		(.12)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,643		$3,676		$6,033		$11,730		$18,652
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	2.08%		2.04%		2.05%		2.01%		1.89%
Expenses, before waivers/reimbursements(f)(g)	2.10%		2.06%		2.05%		2.01%		1.89%
Net investment income (loss)	(.16	)%(b)	.01	%(b)†	.10%		.54%		(.21)%
Portfolio turnover rate	30%		79%		250%		96%		158	%**

See footnote summary on page 117.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 14.37		$ 14.01		$ 16.22		$ 15.37		$ 16.66

Income From Investment Operations
Net investment income (loss)(a)	(.07	)(b)	.03	(b)†	.04		.08		(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.60		.33		(.55)		1.03		(.01)
Contributions from Adviser	.00	(c)	.00	(c)	.01		– 0	–	.01
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.53		.36		(.50)		1.11		(.02)

Less: Dividends and Distributions
Dividends from net investment income	(.73)		– 0	–	(.99)		– 0	–	(.09)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.48)		(.26)		(1.18)
Tax return of capital	– 0	–	– 0	–	(.24)		– 0	–	– 0	–

Total dividends and distributions	(.73)		– 0	–	(1.71)		(.26)		(1.27)

Net asset value, end of period	$ 15.17		$ 14.37		$ 14.01		$ 16.22		$ 15.37

Total Return
Total investment return based on net asset value(d)*#	11.18%		2.57	%†	(3.27	)%(e)	7.35%		(.12)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,188		$40,885		$50,508		$57,567		$60,336
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	2.05%		2.03%		2.02%		2.00%		1.89%
Expenses, before waivers/reimbursements(f)(g)	2.06%		2.05%		2.02%		2.00%		1.89%
Net investment income (loss)	(.46	)%(b)	.18	%(b)†	.26%		.53%		(.14)%
Portfolio turnover rate	30%		79%		250%		96%		158	%**

See footnote summary on page 117.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 15.94		$ 15.41		$ 17.67		$ 16.55		$ 17.77

Income From Investment Operations
Net investment income(a)	.19	(b)	.16	(b)†	.21		.21		.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.67		.40		(.61)		1.17		(.02)
Contributions from Adviser	.00	(c)	.00	(c)	.01		– 0	–	.02
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.86		.56		(.39)		1.38		.14

Less: Dividends and Distributions
Dividends from net investment income	(.88)		(.03)		(1.15)		– 0	–	(.18)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.48)		(.26)		(1.18)
Tax return of capital	– 0	–	– 0	–	(.24)		– 0	–	– 0	–

Total dividends and distributions	(.88)		(.03)		(1.87)		(.26)		(1.36)

Net asset value, end of period	$ 16.92		$ 15.94		$ 15.41		$ 17.67		$ 16.55

Total Return
Total investment return based on net asset value(d)*#	12.38%		3.55	%†	(2.27	)%(e)	8.41%		.86%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,200		$12,960		$23,311		$20,893		$22,933
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	1.04%		1.03%		1.02%		1.00%		.88%
Expenses, before waivers/reimbursements(f)(g)	1.05%		1.05%		1.02%		1.00%		.88%
Net investment income	1.19	%(b)	1.06	%(b)†	1.34%		1.25%		.85%
Portfolio turnover rate	30%		79%		250%		96%		158	%**

See footnote summary on page 117.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 15.61		$ 15.15		$ 17.40		$ 16.40		$ 17.66

Income From Investment Operations
Net investment income(a)	.06	(b)	.06	(b)†	.11		.16		.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.67		.40		(.60)		1.10		(.02)
Contributions from Adviser	.00	(c)	.00	(c)	.01		– 0	–	.02
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.73		.46		(.48)		1.26		.04

Less: Dividends and Distributions
Dividends from net investment income	(.75)		– 0	–	(1.05)		– 0	–	(.12)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.48)		(.26)		(1.18)
Tax return of capital	– 0	–	– 0	–	(.24)		– 0	–	– 0	–

Total dividends and distributions	(.75)		– 0	–	(1.77)		(.26)		(1.30)

Net asset value, end of period	$ 16.59		$ 15.61		$ 15.15		$ 17.40		$ 16.40

Total Return
Total investment return based on net asset value(d)*#	11.63%		3.04	%†	(2.84	)%(e)	7.75%		.29%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,526		$2,743		$4,241		$4,523		$3,676
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	1.63%		1.61%		1.61%		1.59%		1.46%
Expenses, before waivers/reimbursements(f)(g)	1.64%		1.62%		1.61%		1.59%		1.46%
Net investment income	.36	%(b)	.41	%(b)†	.69%		.95%		.23%
Portfolio turnover rate	30%		79%		250%		96%		158	%**

See footnote summary on page 117.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 15.75		$ 15.25		$ 17.50		$ 16.45		$ 17.68

Income From Investment Operations
Net investment income(a)	.10	(b)	.15	(b)†	.16		.21		.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.68		.36		(.59)		1.10		.00	(c)
Contributions from Adviser	.00	(c)	.00	(c)	.01		– 0	–	.01
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.78		.51		(.42)		1.31		.10

Less: Dividends and Distributions
Dividends from net investment income	(.82)		(.01)		(1.11)		– 0	–	(.15)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.48)		(.26)		(1.18)
Tax return of capital	– 0	–	– 0	–	(.24)		– 0	–	– 0	–

Total dividends and distributions	(.82)		(.01)		(1.83)		(.26)		(1.33)

Net asset value, end of period	$ 16.71		$ 15.75		$ 15.25		$ 17.50		$ 16.45

Total Return
Total investment return based on net asset value(d)*#	12.00%		3.27	%†	(2.55	)%(e)	8.09%		.64%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,265		$1,809		$1,939		$2,098		$2,033
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	1.31%		1.30%		1.30%		1.27%		1.16%
Expenses, before waivers/reimbursements(f)(g)	1.33%		1.31%		1.30%		1.27%		1.16%
Net investment income	.66	%(b)	1.00	%(b)†	.99%		1.26%		.57%
Portfolio turnover rate	30%		79%		250%		96%		158	%**

See footnote summary on page 117.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2017		2016		2015		2014		2013

Net asset value, beginning of period	$ 15.94		$ 15.39		$ 17.66		$ 16.52		$ 17.72

Income From Investment Operations
Net investment income(a)	.18	(b)	.29	(b)†	.22		.27		.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.69		.30		(.60)		1.13		.05	‡
Contributions from Adviser	.00	(c)	.00	(c)	.01		– 0	–	.01
Capital Contributions	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.87		.59		(.37)		1.40		.16

Less: Dividends and Distributions
Dividends from net investment income	(.91)		(.04)		(1.18)		– 0	–	(.18)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.48)		(.26)		(1.18)
Tax return of capital	– 0	–	– 0	–	(.24)		– 0	–	– 0	–

Total dividends and distributions	(.91)		(.04)		(1.90)		(.26)		(1.36)

Net asset value, end of period	$ 16.90		$ 15.94		$ 15.39		$ 17.66		$ 16.52

Total Return
Total investment return based on net asset value(d)*#	12.39%		3.81	%†	(2.12	)%(e)	8.55%		1.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,467		$2,218		$402		$49		$84
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	.93%		.86%		.91%		.83%		.71%
Expenses, before waivers/reimbursements(f)(g)	.95%		.87%		.91%		.83%		.71%
Net investment income	1.14	%(b)	1.88	%(b)†	1.45%		1.59%		.98%
Portfolio turnover rate	30%		79%		250%		96%		158	%**

See footnote summary on page 117.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Includes the impact of a voluntary reimbursement from the Adviser for trading losses incurred due to a trade entry error; absent of such payment, the Fund’s performance would have been reduced by 0.07% for the year ended November 30, 2015.

(f)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bear proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2017 and November 30, 2016 (annualized) such waiver amounted to 0.01% and 0.02%, respectively.

(g)	The expense ratios presented below exclude interest expense:

	Year Ended November 30,
	2017	2016	2015	2014	2013
Class A
Net of waivers/reimbursements	1.29%	1.28%	N/A	N/A	1.17%
Before waivers/reimbursements	1.30%	1.29%	N/A	N/A	1.17%
Class B
Net of waivers/reimbursements	2.08%	2.04%	N/A	N/A	1.89%
Before waivers/reimbursements	2.10%	2.06%	N/A	N/A	1.89%
Class C
Net of waivers/reimbursements	2.05%	2.03%	N/A	N/A	1.88%
Before waivers/reimbursements	2.06%	2.05%	N/A	N/A	1.88%
Advisor Class
Net of waivers/reimbursements	1.04%	1.03%	N/A	N/A	.87%
Before waivers/reimbursements	1.05%	1.05%	N/A	N/A	.87%
Class R
Net of waivers/reimbursements	1.63%	1.61%	N/A	N/A	1.46%
Before waivers/reimbursements	1.64%	1.62%	N/A	N/A	1.46%
Class K
Net of waivers/reimbursements	1.31%	1.29%	N/A	N/A	1.15%
Before waivers/reimbursements	1.33%	1.31%	N/A	N/A	1.15%
Class I
Net of waivers/reimbursements	.93%	.85%	N/A	N/A	.71%
Before waivers/reimbursements	.95%	.87%	N/A	N/A	.71%

†	For the year ended November 30, 2016 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.001	.06%	.06%

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 117

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2017, November 30, 2016, November 30, 2015, November 30, 2014 and November 30, 2013 by 0.81%, 0.01%, 0.08%, 0.06% and 0.04%, respectively.

Includes the impact of proceeds received and credited to the Fund resulting from a third party regulatory settlement, which enhanced the Fund’s performance for the year ended November 30, 2017 by .02%.

#	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

**	The Fund accounts for dollar roll transactions as purchases and sales.

‡	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized

See notes to consolidated financial statements.

118 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Global Risk Allocation Fund, Inc.

We have audited the accompanying consolidated statement of assets and liabilities of AB Global Risk Allocation Fund, Inc. (the “Fund”), including the consolidated portfolio of investments, as of November 30, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of AB Global Risk Allocation Fund, Inc. at November 30, 2017, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2018

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 119

2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended November 30, 2017. For individual shareholders, the Fund designates 15.96% of dividends paid as qualified dividend income. For corporate shareholders, 5.20% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 17% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Daniel J. Loewy(2), Vice President Leon Zhu(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Quantitative Investment Team. Messrs. Loewy and Zhu are the investment professionals with the most significant responsibilities for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB GLOBAL RISK ALLOCATION FUND | 121

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None

122 | AB GLOBAL RISK ALLOCATION FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 76 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William H. Foulk, Jr.## 85 (1992)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin## 69 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen## 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) since 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody## 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	96	None

Earl D. Weiner## 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Office of the Senior Officer, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Daniel J. Loewy 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Leon Zhu 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Global Risk Allocation Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

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Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive

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brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2017. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

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The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is paid for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the net assets of the Fund were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser

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across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund.

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB GLOBAL RISK ALLOCATION FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GRA-0151-1117

ITEM 2.	CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Risk Allocation	2016	$99,392	$15	$46,007
	2017	$99,392	$38	$51,990

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Risk Allocation	2016	$452,472	$46,022
			$(15)
			$(46,007)
	2017	$775,143	$52,028
			$(38)
			$(51,990)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Risk Allocation Fund, Inc.

By:	/s/ Robert M. Keith

Robert M. Keith
President

Date:	January 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith

Robert M. Keith
President

Date:	January 29, 2018

By:	/s/ Joseph J. Mantineo

Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	January 29, 2018